UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21574

Eaton Vance Floating-Rate Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Floating-Rate Income Trust (EFT)
Annual Report
May 31, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2022
Eaton Vance
Floating-Rate Income Trust

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
Amid increasing global concerns about inflation and supply-chain disruptions, and the negative effect of Russia’s invasion of Ukraine on both of those issues, senior loans displayed their value as a portfolio diversifier by outperforming the majority of U.S. fixed-income asset classes during the 12-month period ended May 31, 2022. While returns were nonetheless negative at -0.26% for the S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, senior loans significantly outperformed corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds during the period.
For senior loan investors, the one-year period appeared to consist of two distinct parts. From the opening of the period on June 1, 2021 through January 2022, the asset class generally rallied — except for pauses in March and July 2021 when returns were flat, and in November 2021 when a new COVID-19 variant caused asset prices to plummet worldwide. In a yield-starved environment, senior loans offered attractive spreads versus other asset classes.
The ongoing rollout of vaccines, the reopening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for senior loans during that time. Technical factors also bolstered loan performance as demand outpaced supply and institutional demand for collateralized loan obligations (CLOs) remained strong. Reflecting investors’ increased appetite for risk, lower-rated loans generally outperformed higher-rated issues.
In February 2022, however, the economic impact of Russia’s unprovoked invasion of Ukraine became a tipping point for loan performance. While the U.S. Federal Reserve’s projection of seven rate increases in 2022 was viewed as a positive for floating-rate loans, investors began to worry about the negative effects of supply-chain disruptions, higher commodity and labor expenses, and rising debt service costs on loan issuers.
Manifesting investors’ concerns, higher-quality loans began to outperform lower-quality loans. Loan prices, which had risen earlier in the period, declined each month from February through the end of the period on May 31. Nonetheless, mutual fund inflows for the asset class continued through April. The final month of the period, however, was the worst month for senior loans since the beginning of the pandemic. In May 2022, loan prices fell to $94.60, from $98.08 at the start of the period. Mutual funds experienced outflows for the first time in the period, CLO demand was the lowest in 18 months, and the Index fell 2.56%.
One remaining bright spot, however, was issuer fundamentals. The trailing 12-month default rate plummeted from 1.73% at the beginning of the period to 0.21% at period-end, close to the market’s all-time low of 0.15%.
For the period as a whole, higher quality loans outperformed lower quality issues, with BBB-, BB-, B-, CCC- and D-rated (defaulted) loans in the Index returning 0.28%, 0.09%, -0.29%, -2.22%, and -14.96%, respectively.
Fund Performance
For the 12-month period ended May 31, 2022, Eaton Vance Floating-Rate Income Trust (the Fund) returned -2.81% at net asset value of its common shares (NAV), underperforming the -0.26% return of the S&P/LSTA Leveraged Loan Index (the Index).
Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies. The Fund has historically tended to underweight lower-quality loans relative to the Index — a strategy that may help the Fund experience limited credit losses over time, but may detract from relative performance versus the Index during periods when lower-quality issues outperform.
The Fund’s employment of investment leverage detracted from performance versus the Index. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. The use of leverage hurt performance versus the Index, which does not employ leverage, as leverage amplified the price declines of loans in the Fund’s underlying portfolio during the period.
The Fund’s out-of-Index allocation to corporate high yield bonds also detracted from Fund performance versus the Index. Rising interest rates led high yield bonds in general to underperform senior loans during the period.
Loan selections overall detracted from relative performance as well. In particular, loan selections in the radio & television and health care industries hurt Fund returns versus the Index. An overweight position relative to the Index in the automotive industry — where factory production was restricted by a worldwide semiconductor shortage — and an underweight position in the lodgings & casino industry — where business recovered as pandemic restrictions were lifted — also dragged on relative Fund performance.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Management’s Discussion of Fund Performance† — continued

The Fund’s allocation to collateralized loan obligation (CLO) debt was an additional detractor from Fund performance versus the Index, as CLO prices declined amid weakening demand from institutional investors.
In contrast, loan selections in the oil & gas industry, along with the Fund’s modestly overweight position in the industry, contributed to Fund returns versus he Index. The Fund’s small cash position also helped relative performance as the senior loan asset class delivered negative performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Performance

Portfolio Manager(s) Ralph H. Hinckley, CFA, Andrew N. Sveen, CFA, Catherine C. McDermott and Daniel P. McElaney, CFA
% Average Annual Total Returns[1,2]	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	06/29/2004	(2.81)%	3.22%	4.89%
Fund at Market Price	—	(8.10)	2.22	3.91

S&P/LSTA Leveraged Loan Index	—	(0.26)%	3.35%	4.04%
% Premium/Discount to NAV[3]
(7.32)%
Distributions [4]
Total Distributions per share for the period	$0.930
Distribution Rate at NAV	7.02%
Distribution Rate at Market Price	7.57
% Total Leverage[5]
Borrowings	24.01%
Variable Rate Term Preferred Shares (VRTP Shares)	13.07
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Fund Profile

Top 10 Issuers (% of total investments)*
Ultimate Software Group, Inc. (The)	0.9%
Citgo Petroleum Corporation	0.9
Uber Technologies, Inc.	0.9
Virgin Media SFA Finance Limited	0.9
Magenta Buyer, LLC	0.9
Finastra USA, Inc.,	0.8
Banff Merger Sub, Inc.	0.8
UPC Broadband Holding B.V.	0.8
Les Schwab Tire Centers	0.7
Mallinckrodt International Finance S.A.	0.7
Total	8.3%

*	Excludes cash and cash equivalents.
Credit Quality (% of bonds, loans and asset-backed securities)[1]
[1]	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.
Top 10 Industries (% of total investments)*
Software	17.5%
Health Care Providers & Services	4.9
Machinery	4.7
IT Services	3.8
Commercial Services & Supplies	3.7
Chemicals	3.2
Diversified Telecommunication Services	2.8
Specialty Retail	2.7
Oil, Gas & Consumable Fuels	2.6
Capital Markets	2.6
Total	48.5%

*	Excludes cash and cash equivalents.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡

Investment Objectives. The Fund’s investment objective is to provide a high level of current income. As a secondary objective, the Fund seeks preservation of capital to the extent consistent with its primary goal of high current income.
Principal Strategies. The Fund pursues its objectives by investing its assets primarily in senior, secured floating rate loans (“Senior Loans”). Floating-rate loans are loans in which the interest rate paid fluctuates based on a reference rate. Under normal market conditions, at least 80% of the Fund’s total assets will be invested in Senior Loans of domestic and foreign borrowers that are denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars and Australian dollars (each an “Authorized Foreign Currency”). For the purpose of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes, including any outstanding preferred shares. Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock that is senior to subordinated debtholders and stockholders of the borrower. Senior Loans are made to corporations, partnerships and other business entities
(“Borrowers”) which operate in various industries and geographical regions, including foreign Borrowers. Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as “junk”).
The Fund may invest up to 20% of its total assets in (i) loan interests which have (a) a second lien on collateral (“Second Lien”), (b) no security interest in the collateral, or (c) lower than a senior claim on collateral; (ii) other income-producing securities, such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates.
Under normal market conditions, Eaton Vance expects the Fund to maintain a duration of less than one year (including the effect of leverage). As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Investing in loans involves investment risk.
The Fund may invest in individual Senior Loans and other securities of any credit quality. The Fund may invest up to 15% of net assets in Senior Loans denominated in Authorized Foreign Currencies and may invest in other securities of non-United States issuers. The Fund’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole.
The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for risk management purposes, such as hedging against fluctuations in Senior Loans and other securities prices or interest rates; diversification purposes; changing the duration of the Fund; or leveraging the Fund. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes, tranches of collateralized loan obligations and/or collateralized debt obligations, options on futures contracts, exchange-traded and over-the-counter options on securities or indices, forward foreign currency exchange contracts, and interest rate, total return and credit default swaps.
The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund.
Principal Risks
Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, secured and unsecured subordinated loans, second lien loans and subordinate bridge loans involve a higher degree of overall risk than Senior Loans to the same borrower.

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Interest Rate Risk. In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
LIBOR Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR has become increasingly well defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, such as floating-rate debt obligations. Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects may occur prior to the discontinuation. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
Leverage Risk. Leverage, including leverage from the issuance of preferred shares and borrowings, creates risks, including the likelihood of greater volatility of NAV and market price of, and distributions from, the common shares and the risk that fluctuations in dividend rates on preferred shares and in the costs of borrowings may affect the return to common shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount of income available for distribution to common shareholders will be less than if leverage had not been used. In the latter case, the investment adviser, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. In connection with its borrowings and preferred shares, the Fund will be required to maintain specified asset coverage by applicable federal securities laws and (as applicable) the terms of the preferred shares and its credit facility. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. There can be no assurance that a leveraging strategy will be successful.
Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which U.S. companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.
Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.
Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
U.S. Government Securities Risk. Although certain U.S. Government sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.
Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.
Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-Public Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities, consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”) the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

[1]	S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the ten-year period is the impact of the 2013 tender and repurchase of a portion of the Fund’s Auction Preferred Shares (APS) at 98% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower.
[3]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
[5]	Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.
Important Notice to Shareholders
Effective July 1, 2022, Sarah Choi was added to the portfolio management team.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments

Asset-Backed Securities — 7.4%
Security	Principal Amount (000's omitted)	Value
AIG CLO, Ltd., Series 2019-1A, Class ER, 6.959%, (3 mo. SOFR + 6.70%), 4/18/35(1)(2)	$1,000	$ 873,915
Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class D, 7.261%, (3 mo. USD LIBOR + 5.85%), 5/15/30(1)(2)	2,000	1,756,696
Ares XXXIV CLO, Ltd., Series 2015-2A, Class ER, 7.894%, (3 mo. USD LIBOR + 6.85%), 4/17/33(1)(2)	1,300	1,189,475
Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E, 8.064%, (3 mo. USD LIBOR + 7.02%), 1/15/33(1)(2)	750	710,845
Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class ER, 7.794%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	1,000	915,483
Benefit Street Partners CLO XXII, Ltd., Series 2020-22A, Class ER, 7.247%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	1,000	918,005
BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 8.193%, (3 mo. USD LIBOR + 7.13%), 10/20/34(1)(2)	1,500	1,354,575
Canyon Capital CLO, Ltd.:
Series 2019-2A, Class ER, 7.794%, (3 mo. USD LIBOR + 6.75%), 10/15/34(1)(2)	400	364,573
Series 2022-1A, Class E, 6.931%, (3 mo. SOFR + 6.40%), 4/15/35(1)(2)	1,250	1,132,750
Carlyle Global Market Strategies CLO, Ltd.:
Series 2012-3A, Class DR2, 7.538%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	1,200	1,005,007
Series 2015-5A, Class DR, 7.763%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	500	430,345
Cedar Funding X CLO, Ltd., Series 2019-10A, Class ER, 7.563%, (3 mo. USD LIBOR + 6.50%), 10/20/32(1)(2)	1,000	902,350
Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 7.689%, (3 mo. USD LIBOR + 6.645%), 10/15/30(1)(2)	1,000	894,070
Galaxy XXI CLO, Ltd., Series 2015-21A, Class ER, 6.313%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	1,000	850,167
Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 7.134%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	250	216,122
Golub Capital Partners CLO 23M, Ltd., Series 2015-23A, Class ER, 6.813%, (3 mo. USD LIBOR + 5.75%), 1/20/31(1)(2)	1,200	980,422
Golub Capital Partners CLO 50B-R, Ltd., Series 2020-50A, Class ER, 7.492%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	1,000	843,823
Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class ER, 7.901%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	1,000	907,676
Neuberger Berman CLO, Ltd., Series 2022-48A, Class E, 7.228%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	1,000	905,188
Security	Principal Amount (000's omitted)	Value
Palmer Square CLO, Ltd.:
Series 2013-2A, Class DRR, 6.894%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	$900	$ 809,336
Series 2014-1A, Class DR2, 6.744%, (3 mo. USD LIBOR + 5.70%), 1/17/31(1)(2)	1,500	1,344,253
Series 2015-1A, Class DR4, 8.005%, (3 mo. USD LIBOR + 6.50%), 5/21/34(1)(2)	500	449,230
Series 2019-1A, Class DR, 7.911%, (3 mo. USD LIBOR + 6.50%), 11/14/34(1)(2)	1,000	937,482
RAD CLO 5, Ltd., Series 2019-5A, Class E, 7.884%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	1,000	995,297
RAD CLO 7, Ltd., Series 2020-7A, Class E, 7.544%, (3 mo. USD LIBOR + 6.50%), 4/17/33(1)(2)	1,275	1,187,371
Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 7.134%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	700	590,189
Regatta XVI Funding, Ltd., Series 2019-2A, Class E, 8.044%, (3 mo. USD LIBOR + 7.00%), 1/15/33(1)(2)	750	693,144
Vibrant CLO X, Ltd., Series 2018-10A, Class D, 7.253%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	850	690,320
Vibrant CLO XI, Ltd., Series 2019-11A, Class D, 7.833%, (3 mo. USD LIBOR + 6.77%), 7/20/32(1)(2)	1,000	857,810
Voya CLO, Ltd., Series 2013-1A, Class DR, 7.524%, (3 mo. USD LIBOR + 6.48%), 10/15/30(1)(2)	2,000	1,661,616
Wellfleet CLO, Ltd., Series 2020-1A, Class D, 8.284%, (3 mo. USD LIBOR + 7.24%), 4/15/33(1)(2)	1,300	1,196,356
Total Asset-Backed Securities (identified cost $31,629,054)		$ 28,563,891

Closed-End Funds — 2.0%
Security	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	111,292	$ 1,304,342
Invesco Senior Income Trust	402,161	1,592,558
Nuveen Credit Strategies Income Fund	406,731	2,220,751
Nuveen Floating Rate Income Fund	164,907	1,441,287
Nuveen Floating Rate Income Opportunity Fund	115,017	996,047
Total Closed-End Funds (identified cost $9,825,290)		$ 7,554,985

Common Stocks — 1.0%
Security	Shares	Value
Aerospace and Defense — 0.1%
IAP Global Services, LLC(3)(4)(5)	58	$ 261,329
		$ 261,329

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Security	Shares	Value
Electronics/Electrical — 0.1%
Riverbed Technology, Inc.(4)(5)	326	$ 449
Skillsoft Corp.(4)(5)	56,469	330,908
		$ 331,357
Oil and Gas — 0.3%
Nine Point Energy Holdings, Inc.(3)(4)(6)	758	$ 0
QuarterNorth Energy, Inc.(4)(5)	10,477	1,354,152
		$ 1,354,152
Radio and Television — 0.3%
Clear Channel Outdoor Holdings, Inc.(4)(5)	86,335	$ 136,409
Cumulus Media, Inc., Class A(4)(5)	42,499	512,113
iHeartMedia, Inc., Class A(4)(5)	36,714	433,225
		$ 1,081,747
Retailers (Except Food and Drug) — 0.1%
Phillips Pet Holding Corp.(3)(4)(5)	613	$ 213,952
		$ 213,952
Telecommunications — 0.1%
GEE Acquisition Holdings Corp.(3)(4)(5)	46,236	$ 482,704
		$ 482,704
Total Common Stocks (identified cost $3,642,457)		$ 3,725,241

Convertible Preferred Stocks — 0.0%(7)
Security	Shares	Value
Electronics/Electrical — 0.0%(7)
Riverbed Technology, Inc., Series A, 6.50%, (1.50% cash, 5.00% PIK)(4)(5)	107	$ 919
		$ 919
Oil and Gas — 0.0%
Nine Point Energy Holdings, Inc., Series A, 12.00%(3)(4)(6)	14	$ 0
		$ 0
Total Convertible Preferred Stocks (identified cost $17,197)		$ 919

Corporate Bonds — 4.3%
Security	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.2%
Transdigm, Inc., 4.875%, 5/1/29	$700	$ 629,703
		$ 629,703
Building and Development — 0.3%
SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)	$625	$ 584,594
Standard Industries, Inc., 4.75%, 1/15/28(1)	625	593,625
		$ 1,178,219
Business Equipment and Services — 0.4%
Prime Security Services Borrower, LLC/Prime Finance, Inc.:
5.25%, 4/15/24(1)	$750	$ 750,918
5.75%, 4/15/26(1)	750	742,684
		$ 1,493,602
Consumer Products — 0.1%
Central Garden & Pet Co., 4.125%, 10/15/30	$625	$ 554,728
		$ 554,728
Cosmetics/Toiletries — 0.2%
Edgewell Personal Care Co., 5.50%, 6/1/28(1)	$625	$ 609,375
		$ 609,375
Distribution & Wholesale — 0.2%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)	$625	$ 569,717
		$ 569,717
Diversified Financial Services — 0.1%
VistaJet Malta Finance PLC/XO Management Holding, Inc., 6.375%, 2/1/30(1)	$625	$ 532,313
		$ 532,313
Engineering & Construction — 0.1%
TopBuild Corp., 3.625%, 3/15/29(1)	$625	$ 555,273
		$ 555,273
Food Service — 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons L.P./Albertsons, LLC, 3.50%, 3/15/29(1)	$625	$ 544,878
		$ 544,878

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Health Care — 0.4%
Centene Corp., 3.375%, 2/15/30	$625	$ 574,431
LifePoint Health, Inc., 5.375%, 1/15/29(1)	625	527,775
US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)	625	594,300
		$ 1,696,506
Home Furnishings — 0.1%
Tempur Sealy International, Inc., 4.00%, 4/15/29(1)	$625	$ 546,731
		$ 546,731
Insurance — 0.2%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)	$625	$ 604,347
		$ 604,347
Leisure Goods/Activities/Movies — 0.1%
Viking Cruises, Ltd., 5.875%, 9/15/27(1)	$625	$ 531,250
		$ 531,250
Media — 0.7%
Audacy Capital Corp., 6.50%, 5/1/27(1)	$625	$ 408,803
Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	3,160	1,048,219
iHeartCommunications, Inc.:
6.375%, 5/1/26	208	204,932
8.375%, 5/1/27	376	353,659
Sirius XM Radio, Inc., 4.00%, 7/15/28(1)	625	580,516
		$ 2,596,129
Oil and Gas — 0.3%
Centennial Resource Production, LLC, 5.375%, 1/15/26(1)	$625	$ 605,063
PBF Holding Co., LLC/PBF Finance Corp., 9.25%, 5/15/25(1)	625	650,762
		$ 1,255,825
Pipelines — 0.1%
EQM Midstream Partners, L.P., 4.75%, 1/15/31(1)	$625	$ 543,394
		$ 543,394
Real Estate Investment Trusts (REITs) — 0.2%
HAT Holdings I, LLC/HAT Holdings II, LLC, 3.375%, 6/15/26(1)	$625	$ 579,094
		$ 579,094
Security	Principal Amount (000's omitted)	Value
Retail — 0.1%
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 1/15/30(1)	$625	$ 542,706
		$ 542,706
Technology — 0.2%
Minerva Merger Sub, Inc., 6.50%, 2/15/30(1)	$625	$ 574,544
		$ 574,544
Wireless Telecommunication Services — 0.2%
Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	$600	$ 571,911
		$ 571,911
Total Corporate Bonds (identified cost $19,185,087)		$ 16,710,245

Senior Floating-Rate Loans — 142.8%(8)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 2.7%
Aernnova Aerospace S.A.U.:
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	107	$ 106,971
Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 2/26/27	EUR	418	417,189
AI Convoy (Luxembourg) S.a.r.l.:
Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	450	462,415
Term Loan, 5.025%, (USD LIBOR + 3.50%), 1/18/27(9)		1,736	1,688,745
Dynasty Acquisition Co., Inc.:
Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 4/6/26		1,941	1,852,797
Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 4/6/26		1,044	996,478
IAP Worldwide Services, Inc.:
Revolving Loan, 0.75%, 7/18/23(10)		325	317,992
Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(3)		414	327,791
Spirit Aerosystems, Inc., Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 1/15/25		569	555,614
WP CPP Holdings, LLC, Term Loan, 4.99%, (USD LIBOR + 3.75%), 4/30/25(9)		4,278	3,861,172
			$ 10,587,164

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Airlines — 2.3%
AAdvantage Loyalty IP, Ltd., Term Loan, 5.813%, (3 mo. USD LIBOR + 4.75%), 4/20/28		3,050	$ 3,042,375
Air Canada, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 8/11/28		2,000	1,953,750
Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27		800	813,445
United Airlines, Inc., Term Loan, 4.711%, (1 mo. USD LIBOR + 3.75%), 4/21/28		3,126	3,055,414
			$ 8,864,984
Auto Components — 4.0%
Adient US, LLC, Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 4/10/28		2,037	$ 1,925,071
Chassix, Inc., Term Loan, 7.329%, (USD LIBOR + 5.50%), 11/15/23(9)		1,436	1,261,506
Clarios Global, L.P.:
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	1,000	1,010,479
Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 4/30/26		3,042	2,928,372
Dayco Products, LLC, Term Loan, 5.825%, (3 mo. USD LIBOR + 4.25%), 5/19/23		1,069	981,024
DexKo Global, Inc.:
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/4/28(10)	EUR	74	74,664
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	461	464,029
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	240	241,308
Term Loan, 4.717%, (3 mo. USD LIBOR + 3.75%), 10/4/28		112	105,350
Term Loan, 4.717%, (3 mo. USD LIBOR + 3.75%), 10/4/28		588	553,087
Garrett LX I S.a.r.l., Term Loan, 4.49%, (3 mo. USD LIBOR + 3.25%), 4/30/28		771	732,569
LTI Holdings, Inc.:
Term Loan, 5.81%, (1 mo. USD LIBOR + 4.75%), 7/24/26		372	361,952
Term Loan, 5.81%, (1 mo. USD LIBOR + 4.75%), 7/24/26		225	218,813
Tenneco, Inc., Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 10/1/25		2,985	2,855,245
Truck Hero, Inc., Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 1/31/28		837	765,188
Wheel Pros, LLC, Term Loan, 5.428%, (1 mo. USD LIBOR + 4.50%), 5/11/28		1,020	848,196
			$ 15,326,853
Borrower/Description	Principal Amount* (000's omitted)	Value
Automobiles — 0.7%
MajorDrive Holdings IV, LLC:
Term Loan, 4.563%, (3 mo. USD LIBOR + 4.00%), 6/1/28	670	$ 621,367
Term Loan, 6/1/29(11)	1,500	1,395,000
Thor Industries, Inc., Term Loan, 4.063%, (1 mo. USD LIBOR + 3.00%), 2/1/26	844	829,644
		$ 2,846,011
Beverages — 1.1%
Arterra Wines Canada, Inc., Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 11/24/27	1,086	$ 1,049,136
City Brewing Company, LLC, Term Loan, 4.469%, (3 mo. USD LIBOR + 3.50%), 4/5/28	770	717,412
Triton Water Holdings, Inc., Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 3/31/28	2,481	2,304,462
		$ 4,071,010
Biotechnology — 0.2%
Alkermes, Inc., Term Loan, 3.544%, (3 mo. USD LIBOR + 2.50%), 3/12/26	389	$ 377,981
Alltech, Inc., Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 10/13/28	424	397,441
		$ 775,422
Building Products — 3.0%
ACProducts, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 5/17/28	2,109	$ 1,730,530
Cornerstone Building Brands, Inc., Term Loan, 4.125%, (1 mo. USD LIBOR + 3.25%), 4/12/28	2,433	2,183,584
CP Atlas Buyer, Inc., Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 11/23/27	1,511	1,378,124
Gardner Denver, Inc., Term Loan, 2.884%, (1 mo. USD LIBOR + 1.75%), 3/1/27	1,277	1,248,093
Ingersoll-Rand Services Company, Term Loan, 2.884%, (1 mo. USD LIBOR + 1.85%), 3/1/27	1,397	1,364,690
LHS Borrower, LLC, Term Loan, 5.884%, (SOFR + 4.75%), 2/16/29	1,225	1,065,750
MI Windows and Doors, LLC, Term Loan, 4.28%, (SOFR + 3.50%), 12/18/27	1,547	1,485,440
Standard Industries, Inc., Term Loan, 3.788%, (6 mo. USD LIBOR + 2.50%), 9/22/28	957	940,283
		$ 11,396,494
Capital Markets — 4.1%
Advisor Group, Inc., Term Loan, 5.56%, (1 mo. USD LIBOR + 4.50%), 7/31/26	2,392	$ 2,317,457
AllSpring Buyer, LLC, Term Loan, 11/1/28(11)	1,353	1,321,539

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Capital Markets (continued)
Aretec Group, Inc., Term Loan, 5.31%, (1 mo. USD LIBOR + 4.25%), 10/1/25		3,489	$ 3,362,291
Edelman Financial Center, LLC, Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 4/7/28		2,533	2,439,945
EIG Management Company, LLC, Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 2/22/25		264	258,885
Focus Financial Partners, LLC, Term Loan, 3.56%, (1 mo. USD LIBOR + 2.50%), 6/30/28		1,489	1,445,697
Greenhill & Co., Inc., Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 4/12/24		476	473,445
Hudson River Trading, LLC, Term Loan, 4.149%, (SOFR + 3.00%), 3/20/28		1,750	1,679,748
Mariner Wealth Advisors, LLC:
Term Loan, 0.00%, 8/18/28(10)		39	37,960
Term Loan, 4.496%, (SOFR + 3.25%), 8/18/28		178	171,510
Term Loan, 4.496%, (SOFR + 3.25%), 8/18/28		1,241	1,198,769
Term Loan, 4.623%, (SOFR + 3.25%), 8/18/28		236	227,759
Victory Capital Holdings, Inc., Term Loan, 3.219%, (3 mo. USD LIBOR + 2.25%), 7/1/26		935	911,393
			$ 15,846,398
Chemicals — 5.1%
Apergy Corporation, Term Loan, 3.563%, (1 mo. USD LIBOR + 2.50%), 5/9/25		127	$ 126,546
Aruba Investments, Inc.:
Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 11/24/27	EUR	520	535,659
Term Loan, 4.974%, (1 mo. USD LIBOR + 4.00%), 11/24/27		792	758,854
Atotech B.V., Term Loan, 2.50%, (1 mo. EURIBOR + 2.50%), 3/18/28	EUR	375	390,504
Charter NEX US, Inc., Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 12/1/27		494	476,469
Chemours Company (The), Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), 4/3/25	EUR	621	643,795
CPC Acquisition Corp., Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 12/29/27		817	758,897
Flint Group GmbH, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		108	100,430
Flint Group US, LLC, Term Loan, 6.136%, (3 mo. USD LIBOR + 5.00%), 5.386% cash, 0.75% PIK, 9/21/23		651	607,520
Gemini HDPE, LLC, Term Loan, 4.239%, (3 mo. USD LIBOR + 3.00%), 12/31/27		781	766,886
Groupe Solmax, Inc., Term Loan, 5.746%, (3 mo. USD LIBOR + 4.75%), 5/29/28		1,538	1,446,072
Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	200	$ 206,960
INEOS Enterprises Holdings US Finco, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/28/26		220	218,148
INEOS Finance PLC:
Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), 4/1/24	EUR	4	3,987
Term Loan, 3.25%, (1 mo. EURIBOR + 2.75%, Floor 0.50%), 11/8/28	EUR	625	645,668
INEOS Styrolution US Holding, LLC, Term Loan, 3.81%, (1 mo. USD LIBOR + 2.75%), 1/29/26		1,985	1,931,653
INEOS US Finance, LLC, Term Loan, 3.56%, (1 mo. USD LIBOR + 2.50%), 11/8/28		525	509,906
Kraton Corporation, Term Loan, 3.99%, (3 mo. USD LIBOR + 3.25%), 3/15/29		400	386,000
Kraton Polymers Holdings B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 3/15/29	EUR	300	311,598
Lonza Group AG, Term Loan, 5.006%, (3 mo. USD LIBOR + 4.00%), 7/3/28		2,506	2,331,565
LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 9/29/27		668	648,227
Momentive Performance Materials, Inc., Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 5/15/24		462	449,234
Olympus Water US Holding Corporation, Term Loan, 5.298%, (SOFR + 4.50%), 11/9/28		350	337,750
Orion Engineered Carbons GmbH, Term Loan, 3.256%, (3 mo. USD LIBOR + 2.25%), 9/24/28		323	317,110
Rohm Holding GmbH, Term Loan, 5.269%, (6 mo. USD LIBOR + 4.75%), 7/31/26		1,483	1,401,039
Starfruit Finco B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 10/1/25	EUR	448	458,078
Venator Materials Corporation, Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 8/8/24		406	384,567
W.R. Grace & Co.-Conn., Term Loan, 4.813%, (3 mo. USD LIBOR + 3.75%), 9/22/28		2,469	2,410,948
			$ 19,564,070
Commercial Services & Supplies — 5.9%
Allied Universal Holdco, LLC, Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 5/12/28		3,541	$ 3,360,651
Belfor Holdings, Inc., Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 4/6/26		559	545,208
EnergySolutions, LLC, Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 5/9/25		1,785	1,718,144
Garda World Security Corporation, Term Loan, 5.26%, (1 mo. USD LIBOR + 4.25%), 10/30/26		2,426	2,286,185
GFL Environmental, Inc., Term Loan, 4.239%, (3 mo. USD LIBOR + 3.00%), 5/30/25		49	48,835

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Commercial Services & Supplies (continued)
IRI Holdings, Inc., Term Loan, 5.31%, (1 mo. USD LIBOR + 4.25%), 12/1/25	2,630	$ 2,620,301
LABL, Inc., Term Loan, 6.06%, (1 mo. USD LIBOR + 5.00%), 10/29/28	623	589,148
Monitronics International, Inc., Term Loan, 8.75%, (1 mo. USD LIBOR + 7.50%, Floor 1.25%), 3/29/24	1,567	1,059,608
PECF USS Intermediate Holding III Corporation, Term Loan, 5.31%, (1 mo. USD LIBOR + 4.25%), 12/15/28	549	518,794
Phoenix Services International, LLC, Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 3/1/25	864	712,980
Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(9)	2,132	2,080,113
SITEL Worldwide Corporation, Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 8/28/28	2,322	2,257,416
Tempo Acquisition, LLC, Term Loan, 4.034%, (SOFR + 3.00%), 8/31/28	1,640	1,608,464
TMS International Corp., Term Loan, 3.93%, (USD LIBOR + 2.75%), 8/14/24(9)	272	259,342
TruGreen Limited Partnership, Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 11/2/27	2,131	2,058,662
Werner FinCo L.P., Term Loan, 5.006%, (3 mo. USD LIBOR + 4.00%), 7/24/24	1,099	1,055,009
		$ 22,778,860
Communications Equipment — 0.2%
Digi International, Inc., Term Loan, 5.50%, (3 mo. USD LIBOR + 5.00%, Floor 0.50%), 11/1/28	392	$ 384,362
Tiger Acquisition, LLC, Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 6/1/28	596	540,881
		$ 925,243
Construction Materials — 0.8%
Oscar AcquisitionCo, LLC, Term Loan, 6.108%, (SOFR + 4.50%), 4/29/29	825	$ 757,969
Quikrete Holdings, Inc., Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 6/11/28	2,500	2,411,327
		$ 3,169,296
Containers & Packaging — 2.3%
Berlin Packaging, LLC, Term Loan, 4.563%, (USD LIBOR + 3.75%), 3/11/28(9)	1,045	$ 999,042
BWAY Holding Company, Term Loan, 4.05%, (1 mo. USD LIBOR + 3.25%), 4/3/24	2,463	2,372,131
Borrower/Description	Principal Amount* (000's omitted)		Value
Containers & Packaging (continued)
Clydesdale Acquisition Holdings, Inc., Term Loan, 5.384%, (SOFR + 4.25%), 4/13/29		525	$ 495,772
Pregis TopCo Corporation, Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 7/31/26		660	633,420
Pretium PKG Holdings, Inc.:
Term Loan, 4.883%, (1 mo. USD LIBOR + 4.00%), 10/2/28		524	489,648
Term Loan - Second Lien, 7.633%, (1 mo. USD LIBOR + 6.75%), 10/1/29		300	266,500
Proampac PG Borrower, LLC, Term Loan, 4.957%, (USD LIBOR + 3.75%), 11/3/25(9)		620	592,181
Reynolds Group Holdings, Inc., Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 9/24/28		2,338	2,239,604
Trident TPI Holdings, Inc., Term Loan, 4.256%, (3 mo. USD LIBOR + 3.25%), 10/17/24		743	727,815
			$ 8,816,113
Distributors — 1.4%
Autokiniton US Holdings, Inc., Term Loan, 5.345%, (1 mo. USD LIBOR + 4.50%), 4/6/28		3,304	$ 3,146,864
Phillips Feed Service, Inc., Term Loan, 8.00%, (3 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(3)		113	90,524
White Cap Buyer, LLC, Term Loan, 4.784%, (SOFR + 3.75%), 10/19/27		2,339	2,241,971
			$ 5,479,359
Diversified Consumer Services — 1.0%
Ascend Learning, LLC, Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 12/11/28		574	$ 547,752
KUEHG Corp.:
Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 2/21/25		2,678	2,601,546
Term Loan - Second Lien, 9.256%, (3 mo. USD LIBOR + 8.25%), 8/22/25		425	417,562
Sotheby's, Term Loan, 5.544%, (3 mo. USD LIBOR + 4.50%), 1/15/27		461	448,802
			$ 4,015,662
Diversified Financial Services — 0.7%
Concorde Midco Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	575	$ 597,615
Sandy BidCo B.V., Term Loan, 6/12/28(11)	EUR	950	996,500
Zephyr Bidco Limited, Term Loan, 5.722%, (SONIA + 4.75%), 7/23/25	GBP	775	922,255
			$ 2,516,370

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Diversified Telecommunication Services — 4.4%
Altice France S.A.:
Term Loan, 4.732%, (3 mo. USD LIBOR + 3.688%), 1/31/26		2,258	$ 2,131,068
Term Loan, 5.411%, (3 mo. USD LIBOR + 4.00%), 8/14/26		1,713	1,626,925
GEE Holdings 2, LLC:
Term Loan, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 3/24/25		408	405,998
Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 2.50% cash, 6.75% PIK, 3/23/26		841	757,076
Numericable Group S.A., Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	475	481,133
UPC Broadband Holding B.V.:
Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	775	792,897
Term Loan, 3.125%, (1 mo. USD LIBOR + 2.25%), 4/30/28		900	865,875
UPC Financing Partnership, Term Loan, 3.875%, (1 mo. USD LIBOR + 3.00%), 1/31/29		3,000	2,906,874
Virgin Media Bristol, LLC, Term Loan, 4.125%, (1 mo. USD LIBOR + 3.25%), 1/31/29		5,775	5,679,355
Zayo Group Holdings, Inc., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 3/9/27	EUR	1,436	1,423,030
			$ 17,070,231
Electrical Equipment — 0.7%
AZZ Incorporated, Term Loan, 5.384%, (SOFR + 4.35%), 5/13/29		400	$ 387,500
GrafTech Finance, Inc., Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 2/12/25		1,494	1,463,615
II-VI Incorporated, Term Loan, 1/14/28(11)		875	856,771
			$ 2,707,886
Electronic Equipment, Instruments & Components — 2.3%
Chamberlain Group, Inc., Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 11/3/28		1,347	$ 1,245,628
CPI International, Inc., Term Loan, 4.738%, (USD LIBOR + 3.50%), 7/26/24(9)		657	646,171
Creation Technologies, Inc., Term Loan, 6.462%, (3 mo. USD LIBOR + 5.50%), 10/5/28		850	803,250
DG Investment Intermediate Holdings 2, Inc., Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 3/31/28		993	956,057
EXC Holdings III Corp., Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 12/2/24		1,629	1,596,575
Mirion Technologies, Inc., Term Loan, 3.25%, (6 mo. USD LIBOR + 2.75%, Floor 0.50%), 10/20/28		623	601,715
Borrower/Description	Principal Amount* (000's omitted)		Value
Electronic Equipment, Instruments & Components (continued)
Robertshaw US Holding Corp., Term Loan, 4.563%, (1 mo. USD LIBOR + 3.50%), 2/28/25		1,032	$ 854,625
Verifone Systems, Inc., Term Loan, 5.524%, (3 mo. USD LIBOR + 4.00%), 8/20/25		1,232	1,107,512
Verisure Holding AB:
Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 7/20/26	EUR	325	330,877
Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 3/27/28	EUR	850	863,850
			$ 9,006,260
Energy Equipment & Services — 0.0%(7)
Ameriforge Group, Inc., Term Loan, 12.608%, (1 mo. USD LIBOR + 13.00%), 12/29/23(10)		53	$ 26,482
			$ 26,482
Engineering & Construction — 2.0%
Aegion Corporation, Term Loan, 5.637%, (1 mo. USD LIBOR + 4.75%), 5/17/28		547	$ 527,412
Amentum Government Services Holdings, LLC, Term Loan, 4.647%, (SOFR + 4.00%), 2/15/29		675	656,438
American Residential Services, LLC, Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 10/15/27		617	592,500
Brand Energy & Infrastructure Services, Inc., Term Loan, 5.396%, (3 mo. USD LIBOR + 4.25%), 6/21/24		1,650	1,475,111
Northstar Group Services, Inc., Term Loan, 6.56%, (1 mo. USD LIBOR + 5.50%), 11/12/26		1,553	1,535,967
Pike Corporation, Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 1/21/28		503	487,693
USIC Holdings, Inc., Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 5/12/28		2,388	2,308,897
			$ 7,584,018
Entertainment — 1.7%
Alchemy Copyrights, LLC, Term Loan, 3.80%, (1 mo. USD LIBOR + 3.00%), 3/10/28		517	$ 504,213
City Football Group Limited, Term Loan, 4.598%, (3 mo. USD LIBOR + 3.50%), 7/21/28		998	942,638
Crown Finance US, Inc.:
Term Loan, 4.00%, (6 mo. USD LIBOR + 2.50%, Floor 1.50%), 2/28/25		2,096	1,500,140
Term Loan, 4.25%, (6 mo. USD LIBOR + 2.75%, Floor 1.50%), 9/30/26		1,515	1,046,172
Term Loan, 15.25%, (7.00% cash, 8.25% PIK), 5/23/24(12)		538	614,723
Renaissance Holding Corp.:
Term Loan, 5.242%, (SOFR + 4.50%), 3/30/29		150	147,000

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Entertainment (continued)
Renaissance Holding Corp.: (continued)
Term Loan - Second Lien, 8.06%, (1 mo. USD LIBOR + 7.00%), 5/29/26		200	$ 194,833
UFC Holdings, LLC, Term Loan, 3.50%, (6 mo. USD LIBOR + 2.75%, Floor 0.75%), 4/29/26		1,190	1,156,608
Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	678	575,533
			$ 6,681,860
Food Products — 1.0%
8th Avenue Food & Provisions, Inc., Term Loan, 5.81%, (1 mo. USD LIBOR + 4.75%), 10/1/25		498	$ 427,021
Badger Buyer Corp., Term Loan, 4.562%, (1 mo. USD LIBOR + 3.50%), 9/30/24		358	323,208
CHG PPC Parent, LLC, Term Loan, 4.063%, (1 mo. USD LIBOR + 3.00%), 12/8/28		400	386,000
Del Monte Foods, Inc., Term Loan, 5.132%, (SOFR + 4.25%), 5/16/29		400	383,000
Monogram Food Solutions, LLC, Term Loan, 5.063%, (1 mo. USD LIBOR + 4.00%), 8/28/28		449	434,286
Shearer's Foods, Inc., Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 9/23/27		443	410,019
Sovos Brands Intermediate, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 6/8/28		601	579,965
United Petfood Group B.V., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 4/23/28	EUR	775	782,081
			$ 3,725,580
Gas Utilities — 0.8%
CQP Holdco L.P., Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 6/5/28		2,958	$ 2,882,981
			$ 2,882,981
Health Care Equipment & Supplies — 1.7%
Bayou Intermediate II, LLC, Term Loan, 5.786%, (3 mo. USD LIBOR + 4.50%), 8/2/28		873	$ 837,900
CryoLife, Inc., Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 6/1/27		503	472,526
Gloves Buyer, Inc., Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 12/29/27		1,688	1,604,047
Journey Personal Care Corp., Term Loan, 5.256%, (3 mo. USD LIBOR + 4.25%), 3/1/28		1,265	1,081,949
Medline Borrower, L.P., Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 10/23/28		2,500	2,412,153
			$ 6,408,575
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services — 7.7%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 4.813%, (3 mo. USD LIBOR + 3.75%), 9/7/28		898	$ 870,818
Biogroup-LCD, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 2/9/28	EUR	250	252,872
BW NHHC Holdco, Inc., Term Loan, 6.455%, (3 mo. USD LIBOR + 5.00%), 5/15/25		2,472	1,833,398
Cano Health, LLC, Term Loan, 4.507%, (SOFR + 4.00%), 11/23/27		2,530	2,387,271
CCRR Parent, Inc., Term Loan, 4.76%, (3 mo. USD LIBOR + 3.75%), 3/6/28		594	573,570
Cerba Healthcare S.A.S.:
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 6/30/28	EUR	450	455,621
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 2/15/29	EUR	525	547,645
CHG Healthcare Services, Inc., Term Loan, 4.998%, (USD LIBOR + 3.50%), 9/29/28(9)		945	913,466
Covis Finco S.a.r.l., Term Loan, 7.301%, (SOFR + 6.50%), 2/18/27		850	748,000
Electron BidCo, Inc., Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 11/1/28		700	677,907
Envision Healthcare Corporation, Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 10/10/25		3,003	1,198,569
Hanger, Inc., Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 3/6/25		1,104	1,078,240
IVC Acquisition, Ltd., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 2/13/26	EUR	1,350	1,406,901
LSCS Holdings, Inc., Term Loan, 5.56%, (1 mo. USD LIBOR + 4.50%), 12/16/28		648	628,924
MDVIP, Inc., Term Loan, 4.678%, (1 mo. USD LIBOR + 3.75%), 10/16/28		250	242,083
Medical Solutions Holdings, Inc.:
Term Loan, 3.50%, 11/1/28(10)		204	195,330
Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 11/1/28		1,071	1,025,483
Midwest Physician Administrative Services, LLC, Term Loan, 4.256%, (3 mo. USD LIBOR + 3.25%), 3/12/28		569	530,683
National Mentor Holdings, Inc.:
Term Loan, 4.76%, (3 mo. USD LIBOR + 3.75%), 3/2/28		65	58,832
Term Loan, 4.782%, (USD LIBOR + 3.75%), 3/2/28(9)		2,263	2,033,269
Option Care Health, Inc., Term Loan, 3.81%, (1 mo. USD LIBOR + 2.75%), 10/27/28		374	366,932
Pacific Dental Services, LLC, Term Loan, 4.125%, (1 mo. USD LIBOR + 3.25%), 5/5/28		596	573,913
Pearl Intermediate Parent, LLC, Term Loan - Second Lien, 7.31%, (1 mo. USD LIBOR + 6.25%), 2/13/26		175	172,083

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
Pediatric Associates Holding Company, LLC:
Term Loan, 3.836%, (6 mo. USD LIBOR + 3.25%), 12/29/28(10)		66	$ 62,993
Term Loan, 5.076%, (6 mo. USD LIBOR + 3.25%), 12/29/28		434	415,757
PetVet Care Centers, LLC, Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 2/14/25		347	335,435
Phoenix Guarantor, Inc.:
Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 3/5/26		2,977	2,869,235
Term Loan, 4.461%, (1 mo. USD LIBOR + 3.50%), 3/5/26		1,538	1,482,581
Radiology Partners, Inc., Term Loan, 5.196%, (1 mo. USD LIBOR + 4.25%), 7/9/25		1,305	1,217,042
Sound Inpatient Physicians, Term Loan, 3.81%, (1 mo. USD LIBOR + 2.75%), 6/27/25		481	455,157
Surgery Center Holdings, Inc., Term Loan, 4.60%, (1 mo. USD LIBOR + 3.75%), 8/31/26		2,506	2,407,514
Synlab Bondco PLC, Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	325	333,203
U.S. Anesthesia Partners, Inc., Term Loan, 5.05%, (1 mo. USD LIBOR + 4.25%), 10/1/28		970	931,185
WP CityMD Bidco, LLC, Term Loan, 3.75%, (6 mo. USD LIBOR + 3.25%, Floor 0.50%), 12/22/28		575	556,456
			$ 29,838,368
Health Care Technology — 3.0%
Bracket Intermediate Holding Corp., Term Loan, 5.219%, (3 mo. USD LIBOR + 4.25%), 9/5/25		917	$ 893,258
Certara L.P., Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 8/15/26		955	933,385
eResearchTechnology, Inc., Term Loan, 5.56%, (1 mo. USD LIBOR + 4.50%), 2/4/27		346	334,636
GHX Ultimate Parent Corporation, Term Loan, 4.256%, (3 mo. USD LIBOR + 3.25%), 6/28/24		955	928,648
Imprivata, Inc.:
Term Loan, 4.75%, (SOFR + 4.25%, Floor 0.50%), 12/1/27		200	196,625
Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 12/1/27		995	968,857
MedAssets Software Intermediate Holdings, Inc.:
Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 12/18/28		975	940,875
Term Loan - Second Lien, 7.25%, (6 mo. USD LIBOR + 6.75%, Floor 0.50%), 12/17/29		625	598,437
Navicure, Inc., Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 10/22/26		1,568	1,536,640
PointClickCare Technologies, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 12/29/27		668	643,191
Borrower/Description	Principal Amount* (000's omitted)	Value
Health Care Technology (continued)
Project Ruby Ultimate Parent Corp., Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 3/3/28	1,238	$ 1,192,254
Symplr Software, Inc., Term Loan, 5.251%, (3 mo. USD LIBOR + 4.50%), 12/22/27	1,041	1,011,211
Verscend Holding Corp., Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 8/27/25	1,579	1,551,615
		$ 11,729,632
Hotels, Restaurants & Leisure — 3.6%
Carnival Corporation:
Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 6/30/25	1,376	$ 1,331,370
Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 10/18/28	2,344	2,251,337
ClubCorp Holdings, Inc., Term Loan, 3.756%, (3 mo. USD LIBOR + 2.75%), 9/18/24	1,488	1,407,571
IRB Holding Corp., Term Loan, 3.892%, (SOFR + 3.15%), 12/15/27	2,323	2,254,150
Oravel Stays Singapore Pte, Ltd., Term Loan, 9.21%, (3 mo. USD LIBOR + 8.25%), 6/23/26	645	599,966
Playa Resorts Holding B.V., Term Loan, 3.81%, (1 mo. USD LIBOR + 2.75%), 4/29/24	1,088	1,053,132
Raptor Acquisition Corp., Term Loan, 4.934%, (3 mo. USD LIBOR + 4.00%), 11/1/26	1,525	1,490,688
SeaWorld Parks & Entertainment, Inc., Term Loan, 4.063%, (1 mo. USD LIBOR + 3.00%), 8/25/28	771	749,630
SMG US Midco 2, Inc., Term Loan, 3.56%, (1 mo. USD LIBOR + 2.50%), 1/23/25	240	230,945
Travel Leaders Group, LLC, Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 1/25/24	1,699	1,543,759
Twin River Worldwide Holdings, Inc., Term Loan, 4.05%, (1 mo. USD LIBOR + 3.25%), 10/2/28	998	958,847
		$ 13,871,395
Household Durables — 1.0%
Libbey Glass, Inc., Term Loan, 9.021%, (3 mo. USD LIBOR + 8.00%), 11/13/25	823	$ 835,835
Serta Simmons Bedding, LLC:
Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%), 8/10/23	1,156	1,140,213
Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23	2,673	1,977,976
		$ 3,954,024
Household Products — 0.4%
Kronos Acquisition Holdings, Inc.:
Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 12/22/26	1,407	$ 1,304,287

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Household Products (continued)
Kronos Acquisition Holdings, Inc.: (continued)
Term Loan, 7.00%, (SOFR + 6.00%, Floor 1.00%), 12/22/26		349	$ 346,288
			$ 1,650,575
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Construction Finance Company L.P., Term Loan, 3.06%, (1 mo. USD LIBOR + 2.00%), 1/15/25		927	$ 899,384
			$ 899,384
Industrial Conglomerates — 0.3%
SPX Flow, Inc., Term Loan, 5.634%, (SOFR + 4.50%), 4/5/29		1,225	$ 1,156,094
			$ 1,156,094
Insurance — 2.9%
AssuredPartners, Inc.:
Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 2/12/27		1,389	$ 1,326,240
Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 2/12/27		1,390	1,332,183
Financiere CEP SAS, Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/18/27	EUR	550	570,156
Hub International Limited, Term Loan, 4.348%, (3 mo. USD LIBOR + 3.25%), 4/25/25		2,977	2,882,018
NFP Corp., Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 2/15/27		2,183	2,075,491
Ryan Specialty Group, LLC, Term Loan, 4.134%, (SOFR + 3.00%), 9/1/27		2,977	2,925,227
			$ 11,111,315
Interactive Media & Services — 1.8%
Buzz Merger Sub, Ltd.:
Term Loan, 3.81%, (1 mo. USD LIBOR + 2.75%), 1/29/27		588	$ 571,830
Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 1/29/27		67	65,928
Camelot U.S. Acquisition 1 Co., Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 10/30/26		2,698	2,616,755
Foundational Education Group, Inc., Term Loan, 5.399%, (SOFR + 4.25%), 8/31/28		1,471	1,427,173
Getty Images, Inc., Term Loan, 6.124%, (USD LIBOR + 4.50%), 2/19/26(9)		1,699	1,660,322
Match Group, Inc., Term Loan, 3.194%, (3 mo. USD LIBOR + 1.75%), 2/13/27		775	746,906
			$ 7,088,914
Borrower/Description	Principal Amount* (000's omitted)		Value
Internet & Direct Marketing Retail — 1.1%
Adevinta ASA:
Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 6/26/28	EUR	1,250	$ 1,295,089
Term Loan, 3.756%, (3 mo. USD LIBOR + 2.75%), 6/26/28		323	314,297
CNT Holdings I Corp., Term Loan, 4.345%, (1 mo. USD LIBOR + 3.50%), 11/8/27		1,588	1,547,608
Hoya Midco, LLC, Term Loan, 3.75%, (SOFR + 3.25%, Floor 0.50%), 2/3/29		987	962,688
			$ 4,119,682
IT Services — 6.0%
Asurion, LLC:
Term Loan, 4.185%, (1 mo. USD LIBOR + 3.125%), 11/3/23		1,236	$ 1,210,104
Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 12/23/26		1,323	1,256,426
Term Loan - Second Lien, 6.31%, (1 mo. USD LIBOR + 5.25%), 1/31/28		2,070	1,868,821
Endure Digital, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28		3,325	3,112,914
EP Purchaser, LLC, Term Loan, 4.506%, (3 mo. USD LIBOR + 3.50%), 11/6/28		350	341,775
Gainwell Acquisition Corp., Term Loan, 5.006%, (3 mo. USD LIBOR + 4.00%), 10/1/27		4,283	4,197,221
Indy US Bidco, LLC:
Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 3/6/28	EUR	620	645,384
Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 3/5/28		792	770,239
Informatica, LLC, Term Loan, 3.813%, (1 mo. USD LIBOR + 2.75%), 10/27/28		2,325	2,266,875
Intrado Corporation, Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 10/10/24		568	510,683
NAB Holdings, LLC, Term Loan, 3.801%, (SOFR + 3.00%), 11/23/28		973	927,278
Rackspace Technology Global, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 2/15/28		2,985	2,854,334
Sedgwick Claims Management Services, Inc., Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 12/31/25		1,240	1,190,769
Skopima Merger Sub, Inc., Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 5/12/28		1,567	1,492,687
Syniverse Holdings, Inc., Term Loan, 8.286%, (SOFR + 7.00%), 5/13/27		350	318,500
West Corporation, Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 10/10/24		297	266,014
			$ 23,230,024

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Leisure Products — 0.6%
Amer Sports Oyj, Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 3/30/26	EUR	1,813	$ 1,872,841
Fender Musical Instruments Corporation, Term Loan, 4.895%, (SOFR + 4.00%), 12/1/28		274	260,368
			$ 2,133,209
Life Sciences Tools & Services — 1.5%
Cambrex Corporation, Term Loan, 4.634%, (SOFR + 3.50%), 12/4/26		313	$ 303,703
Curia Global, Inc., Term Loan, 4.988%, (USD LIBOR + 3.75%), 8/30/26(9)		1,977	1,908,505
IQVIA, Inc., Term Loan, 2.81%, (1 mo. USD LIBOR + 1.75%), 3/7/24		524	519,688
LGC Group Holdings, Ltd., Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 4/21/27	EUR	500	502,220
Loire Finco Luxembourg S.a.r.l., Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 4/21/27		368	350,984
Packaging Coordinators Midco, Inc., Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 11/30/27		1,486	1,436,392
Sotera Health Holdings, LLC, Term Loan, 3.81%, (1 mo. USD LIBOR + 2.75%), 12/11/26		675	656,859
			$ 5,678,351
Machinery — 7.4%
AI Aqua Merger Sub, Inc., Term Loan, 4.545%, (SOFR + 3.75%), 7/31/28		2,200	$ 2,097,333
Albion Financing 3 S.a.r.l., Term Loan, 6.434%, (3 mo. USD LIBOR + 5.25%), 8/17/26		1,372	1,344,989
Alliance Laundry Systems, LLC, Term Loan, 4.52%, (USD LIBOR + 3.50%), 10/8/27(9)		2,189	2,120,538
American Trailer World Corp., Term Loan, 4.634%, (SOFR + 3.50%), 3/3/28		1,894	1,709,557
Apex Tool Group, LLC, Term Loan, 5.75%, (SOFR + 5.25%, Floor 0.50%), 2/8/29		2,272	2,054,648
Conair Holdings, LLC, Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 5/17/28		2,189	2,013,880
Delachaux Group S.A., Term Loan, 5.738%, (3 mo. USD LIBOR + 4.50%), 4/16/26		444	419,698
Engineered Machinery Holdings, Inc., Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 5/19/28		2,808	2,695,502
Filtration Group Corporation:
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	385	396,298
Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 10/21/28		647	622,497
Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
Gates Global, LLC, Term Loan, 3.56%, (1 mo. USD LIBOR + 2.50%), 3/31/27		2,630	$ 2,530,302
Granite Holdings US Acquisition Co., Term Loan, 5.021%, (3 mo. USD LIBOR + 4.00%), 9/30/26		1,410	1,361,074
Icebox Holdco III, Inc.:
Term Loan, 3.75%, 12/22/28(10)		124	118,563
Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 12/22/28		601	573,056
Illuminate Buyer, LLC, Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 6/30/27		1,794	1,703,960
Madison IAQ, LLC, Term Loan, 4.524%, (6 mo. USD LIBOR + 3.25%), 6/21/28		2,481	2,362,356
Penn Engineering & Manufacturing Corp., Term Loan, 3.506%, (3 mo. USD LIBOR + 2.50%), 6/27/24		182	178,762
Titan Acquisition Limited, Term Loan, 5.376%, (3 mo. USD LIBOR + 4.37%), 3/28/25		1,990	1,907,565
TK Elevator Topco GmbH, Term Loan, 3.625%, (6 mo. EURIBOR + 3.625%), 7/29/27	EUR	525	537,828
Vertical US Newco, Inc., Term Loan, 4.019%, (6 mo. USD LIBOR + 3.50%), 7/30/27		1,330	1,285,990
Zephyr German BidCo GmbH, Term Loan, 3.40%, (3 mo. EURIBOR + 3.40%), 3/10/28	EUR	650	661,027
			$ 28,695,423
Media — 2.6%
Diamond Sports Group, LLC, Term Loan, 9.00%, (SOFR + 8.00%, Floor 1.00%), 5/26/26		531	$ 536,745
Gray Television, Inc.:
Term Loan, 3.30%, (1 mo. USD LIBOR + 2.50%), 2/7/24		255	252,255
Term Loan, 3.30%, (1 mo. USD LIBOR + 2.50%), 1/2/26		637	619,708
Term Loan, 3.80%, (1 mo. USD LIBOR + 3.00%), 12/1/28		848	828,193
Hubbard Radio, LLC, Term Loan, 5.31%, (1 mo. USD LIBOR + 4.25%), 3/28/25		707	691,180
Magnite, Inc., Term Loan, 5.872%, (USD LIBOR + 5.00%), 4/28/28(9)		769	749,958
MJH Healthcare Holdings, LLC, Term Loan, 4.464%, (SOFR + 3.60%), 1/28/29		250	238,750
Nexstar Broadcasting, Inc., Term Loan, 3.30%, (1 mo. USD LIBOR + 2.50%), 9/18/26		453	448,223
Recorded Books, Inc., Term Loan, 4.875%, (1 mo. USD LIBOR + 4.00%), 8/29/25		2,520	2,471,399
Sinclair Television Group, Inc.:
Term Loan, 3.56%, (1 mo. USD LIBOR + 2.50%), 9/30/26		658	625,630
Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 4/1/28		449	426,103

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)	Value
Media (continued)
Univision Communications, Inc., Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 3/15/26	2,184	$ 2,126,183
		$ 10,014,327
Metals/Mining — 0.5%
Dynacast International, LLC, Term Loan, 10.506%, (3 mo. USD LIBOR + 9.00%), 10/22/25	368	$ 349,379
WireCo WorldGroup, Inc., Term Loan, 5.688%, (3 mo. USD LIBOR + 4.25%), 11/13/28	446	436,081
Zekelman Industries, Inc., Term Loan, 2.927%, (1 mo. USD LIBOR + 2.00%), 1/24/27	1,040	1,013,917
		$ 1,799,377
Oil, Gas & Consumable Fuels — 4.1%
Centurion Pipeline Company, LLC:
Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 9/29/25	266	$ 260,658
Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 9/28/25	247	240,703
CITGO Holding, Inc., Term Loan, 8.06%, (1 mo. USD LIBOR + 7.00%), 8/1/23	2,046	2,011,982
CITGO Petroleum Corporation, Term Loan, 7.31%, (1 mo. USD LIBOR + 6.25%), 3/28/24	4,093	4,030,448
Delek US Holdings, Inc., Term Loan, 6.523%, (1 mo. USD LIBOR + 5.50%), 3/31/25	588	585,060
Freeport LNG Investments, LLLP, Term Loan, 4.563%, (3 mo. USD LIBOR + 3.50%), 12/21/28	594	578,272
Matador Bidco S.a.r.l., Term Loan, 5.56%, (3 mo. USD LIBOR + 4.50%), 10/15/26	4,023	4,004,463
Oryx Midstream Services Permian Basin, LLC, Term Loan, 4.705%, (3 mo. USD LIBOR + 3.25%), 10/5/28	723	701,750
Oxbow Carbon, LLC, Term Loan, 5.31%, (1 mo. USD LIBOR + 4.25%), 10/17/25	717	701,821
QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 9.06%, (1 mo. USD LIBOR + 8.00%), 8/27/26	783	787,307
UGI Energy Services, LLC, Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 8/13/26	1,985	1,964,228
		$ 15,866,692
Personal Products — 0.5%
HLF Financing S.a.r.l., Term Loan, 3.56%, (1 mo. USD LIBOR + 2.50%), 8/18/25	727	$ 694,665
Sunshine Luxembourg VII S.a.r.l., Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 10/1/26	1,238	1,189,769
		$ 1,884,434
Borrower/Description	Principal Amount* (000's omitted)		Value
Pharmaceuticals — 3.1%
Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25		398	$ 396,371
Amneal Pharmaceuticals, LLC, Term Loan, 4.563%, (1 mo. USD LIBOR + 3.50%), 5/4/25		1,827	1,728,591
Bausch Health Companies, Inc., Term Loan, 6.04%, (SOFR + 5.25%), 2/1/27		1,715	1,575,702
Elanco Animal Health Incorporated, Term Loan, 2.55%, (1 mo. USD LIBOR + 1.75%), 8/1/27		619	599,993
Jazz Financing Lux S.a.r.l., Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 5/5/28		2,481	2,431,846
Mallinckrodt International Finance S.A.:
Term Loan, 6.246%, (3 mo. USD LIBOR + 5.25%), 9/24/24		2,115	1,845,731
Term Loan, 6.911%, (3 mo. USD LIBOR + 5.50%), 2/24/25		3,037	2,631,077
Nidda Healthcare Holding AG, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	625	622,323
PharmaZell GmbH, Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 5/12/27	EUR	125	129,665
			$ 11,961,299
Professional Services — 3.4%
AlixPartners, LLP, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	520	$ 541,238
APFS Staffing Holdings, Inc., Term Loan, 5.034%, (SOFR + 4.00%), 12/29/28		250	240,625
Blitz 20-487 GmbH, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 4/28/28	EUR	825	847,484
Brown Group Holding, LLC, Term Loan, 3.506%, (3 mo. USD LIBOR + 2.50%), 6/7/28		2,209	2,105,146
CoreLogic, Inc., Term Loan, 4.563%, (1 mo. USD LIBOR + 3.50%), 6/2/28		3,122	2,882,994
Deerfield Dakota Holding, LLC, Term Loan, 4.784%, (SOFR + 3.75%), 4/9/27		2,311	2,230,896
Employbridge, LLC, Term Loan, 5.756%, (3 mo. USD LIBOR + 4.75%), 7/14/28		1,542	1,465,138
Techem Verwaltungsgesellschaft 675 mbH, Term Loan, 2.625%, (6 mo. EURIBOR + 2.625%), 7/15/25	EUR	801	825,028
Trans Union, LLC, Term Loan, 3.31%, (1 mo. USD LIBOR + 2.25%), 12/1/28		1,563	1,530,414
Vaco Holdings, LLC, Term Loan, 5.801%, (SOFR + 5.00%), 1/21/29		249	243,608
			$ 12,912,571
Road & Rail — 3.7%
Grab Holdings, Inc., Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26		2,500	$ 2,321,123

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Road & Rail (continued)
Kenan Advantage Group, Inc., Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 3/24/26		2,617	$ 2,494,753
PODS, LLC, Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 3/31/28		3,476	3,335,043
Uber Technologies, Inc.:
Term Loan, 5.075%, (3 mo. USD LIBOR + 3.50%), 4/4/25		6,092	5,945,870
Term Loan, 5.075%, (3 mo. USD LIBOR + 3.50%), 2/25/27		5	5,125
			$ 14,101,914
Semiconductors & Semiconductor Equipment — 1.1%
Altar Bidco, Inc.:
Term Loan, 4.116%, (SOFR + 3.35%), 2/1/29		1,100	$ 1,059,438
Term Loan - Second Lien, 6.342%, (1 mo. USD LIBOR + 5.60%), 2/1/30		475	450,458
Bright Bidco B.V., Term Loan, 4.774%, (6 mo. USD LIBOR + 3.50%), 6/30/24		1,621	730,364
Cohu, Inc., Term Loan, 3.519%, (6 mo. USD LIBOR + 3.00%), 10/1/25		249	245,091
MKS Instruments, Inc., Term Loan, 4/11/29(11)	EUR	350	370,106
Ultra Clean Holdings, Inc., Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 8/27/25		1,243	1,228,434
			$ 4,083,891
Software — 27.8%
Applied Systems, Inc., Term Loan - Second Lien, 6.506%, (3 mo. USD LIBOR + 5.50%), 9/19/25		2,634	$ 2,592,526
AppLovin Corporation:
Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 10/25/28		1,297	1,267,573
Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 8/15/25		2,183	2,141,463
Aptean, Inc., Term Loan, 5.31%, (1 mo. USD LIBOR + 4.25%), 4/23/26		2,089	2,057,892
AQA Acquisition Holding, Inc., Term Loan, 5.256%, (3 mo. USD LIBOR + 4.25%), 3/3/28		968	950,753
Astra Acquisition Corp.:
Term Loan, 6.31%, (1 mo. USD LIBOR + 5.25%), 10/25/28		1,571	1,461,088
Term Loan - Second Lien, 9.935%, (1 mo. USD LIBOR + 8.875%), 10/22/29		1,450	1,392,000
Avaya, Inc., Term Loan, 4.875%, (1 mo. USD LIBOR + 4.00%), 12/15/27		225	171,141
Banff Merger Sub, Inc.:
Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	291	299,287
Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 10/2/25		3,726	3,585,315
Borrower/Description	Principal Amount* (000's omitted)	Value
Software (continued)
Banff Merger Sub, Inc.: (continued)
Term Loan - Second Lien, 6.56%, (1 mo. USD LIBOR + 5.50%), 2/27/26	775	$ 748,521
Barracuda Networks, Inc., Term Loan - Second Lien, 7.989%, (3 mo. USD LIBOR + 6.75%), 10/30/28	370	371,481
CentralSquare Technologies, LLC, Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 8/29/25	895	820,786
Ceridian HCM Holding, Inc., Term Loan, 3.56%, (1 mo. USD LIBOR + 2.50%), 4/30/25	1,031	1,005,099
Cloudera, Inc.:
Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 10/8/28	2,394	2,272,804
Term Loan - Second Lien, 7.06%, (1 mo. USD LIBOR + 6.00%), 10/8/29	650	607,750
ConnectWise, LLC, Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 9/29/28	1,995	1,914,203
Constant Contact, Inc., Term Loan, 5.011%, (3 mo. USD LIBOR + 4.00%), 2/10/28	2,038	1,950,421
Cornerstone OnDemand, Inc., Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 10/16/28	1,175	1,119,188
Delta TopCo, Inc.:
Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27	1,551	1,463,522
Term Loan - Second Lien, 8.00%, (6 mo. USD LIBOR + 7.25%, Floor 0.75%), 12/1/28	2,250	2,145,937
E2open, LLC, Term Loan, 4.835%, (3 mo. USD LIBOR + 3.50%), 2/4/28	965	937,748
ECI Macola Max Holding, LLC, Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 11/9/27	1,408	1,366,815
Epicor Software Corporation:
Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 7/30/27	2,500	2,442,172
Term Loan - Second Lien, 8.81%, (1 mo. USD LIBOR + 7.75%), 7/31/28	925	921,300
Finastra USA, Inc., Term Loan, 4.739%, (3 mo. USD LIBOR + 3.50%), 6/13/24	4,939	4,677,539
GoTo Group, Inc., Term Loan, 5.678%, (1 mo. USD LIBOR + 4.75%), 8/31/27	2,024	1,755,301
Greeneden U.S. Holdings II, LLC, Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 12/1/27	2,402	2,345,681
Hyland Software, Inc., Term Loan - Second Lien, 7.31%, (1 mo. USD LIBOR + 6.25%), 7/7/25	3,806	3,782,212
Imperva, Inc., Term Loan, 5.399%, (3 mo. USD LIBOR + 4.00%), 1/12/26	2,377	2,248,390
Ivanti Software, Inc.:
Term Loan, 4.845%, (1 mo. USD LIBOR + 4.00%), 12/1/27	792	720,060
Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 12/1/27	2,886	2,638,879

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
MA FinanceCo., LLC:
Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 6/5/25	EUR	664	$ 695,864
Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25		1,683	1,594,409
Magenta Buyer, LLC:
Term Loan, 6.23%, (3 mo. USD LIBOR + 5.00%), 7/27/28		4,627	4,273,960
Term Loan - Second Lien, 9.48%, (3 mo. USD LIBOR + 8.25%), 7/27/29		1,250	1,168,750
Marcel LUX IV S.a.r.l., Term Loan, 4.894%, (SOFR + 4.00%), 12/31/27		112	109,979
Mavenir Systems, Inc., Term Loan, 6.205%, (3 mo. USD LIBOR + 4.75%), 8/18/28		324	318,514
McAfee, LLC, Term Loan, 4.842%, (SOFR + 4.00%), 3/1/29		2,500	2,378,750
Mediaocean, LLC, Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 12/15/28		550	528,000
MH Sub I, LLC, Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 9/13/24		348	338,434
Mitnick Corporate Purchaser, Inc., Term Loan, 5/2/29(11)		400	390,500
Panther Commercial Holdings L.P., Term Loan, 5.739%, (3 mo. USD LIBOR + 4.50%), 1/7/28		993	959,664
Polaris Newco, LLC, Term Loan, 5.06%, (1 mo. USD LIBOR + 4.00%), 6/2/28		2,886	2,768,533
Proofpoint, Inc., Term Loan, 4.825%, (3 mo. USD LIBOR + 3.25%), 8/31/28		2,993	2,877,788
RealPage, Inc., Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 4/24/28		4,652	4,474,603
Redstone Holdco 2 L.P., Term Loan, 5.934%, (3 mo. USD LIBOR + 4.75%), 4/27/28		2,438	2,267,107
Sabre GLBL, Inc.:
Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 12/17/27		1,525	1,436,589
Term Loan, 4.56%, (1 mo. USD LIBOR + 3.50%), 12/17/27		957	901,215
Term Loan, 5.384%, (SOFR + 4.25%), 6/30/28		1,008	983,197
Seattle Spinco, Inc., Term Loan, 3.81%, (1 mo. USD LIBOR + 2.75%), 6/21/24		1,730	1,647,406
Sophia L.P., Term Loan, 4.256%, (3 mo. USD LIBOR + 3.25%), 10/7/27		4,216	4,077,117
Sovos Compliance, LLC:
Term Loan, 4.50%, 8/11/28(10)		92	89,507
Term Loan, 5.56%, (1 mo. USD LIBOR + 4.50%), 8/11/28		532	517,010
Sportradar Capital S.a r.l., Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 11/22/27	EUR	550	575,691
SurveyMonkey, Inc., Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 10/10/25		905	882,651
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Tibco Software, Inc.:
Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 6/30/26		2,606	$ 2,569,936
Term Loan - Second Lien, 8.31%, (1 mo. USD LIBOR + 7.25%), 3/3/28		1,350	1,334,813
Turing Midco, LLC, Term Loan, 3.81%, (1 mo. USD LIBOR + 2.75%), 3/23/28		337	330,635
Ultimate Software Group, Inc. (The):
Term Loan, 4.212%, (3 mo. USD LIBOR + 3.25%), 5/4/26		4,568	4,401,706
Term Loan, 4.756%, (3 mo. USD LIBOR + 3.75%), 5/4/26		1,717	1,669,275
Veritas US, Inc.:
Term Loan, 5.75%, (3 mo. EURIBOR + 4.75%, Floor 1.00%), 9/1/25	EUR	367	362,662
Term Loan, 6.006%, (3 mo. USD LIBOR + 5.00%), 9/1/25		2,709	2,352,172
Vision Solutions, Inc., Term Loan, 5.184%, (3 mo. USD LIBOR + 4.00%), 4/24/28		2,488	2,375,562
VS Buyer, LLC, Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 2/28/27		1,225	1,197,438
			$ 107,024,284
Specialty Retail — 4.3%
Belron Finance US LLC, Term Loan, 3.875%, (3 mo. USD LIBOR + 2.50%), 4/13/28		990	$ 970,819
Boels Topholding B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/6/27	EUR	600	609,642
Great Outdoors Group, LLC, Term Loan, 4.81%, (1 mo. USD LIBOR + 3.75%), 3/6/28		2,913	2,771,580
Harbor Freight Tools USA, Inc., Term Loan, 3.81%, (1 mo. USD LIBOR + 2.75%), 10/19/27		2,729	2,536,809
L1R HB Finance Limited:
Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 9/2/24	EUR	450	313,914
Term Loan, 6.217%, (SONIA + 5.25%), 9/2/24	GBP	450	362,320
Les Schwab Tire Centers, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 11/2/27		4,677	4,522,192
LIDS Holdings, Inc., Term Loan, 6.50%, (SOFR + 5.50%, Floor 1.00%), 12/14/26		436	410,174
Mattress Firm, Inc., Term Loan, 5.64%, (6 mo. USD LIBOR + 4.25%), 9/25/28		1,070	915,420
PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28		3,250	3,064,551
			$ 16,477,421
Trading Companies & Distributors — 3.2%
DXP Enterprises, Inc., Term Loan, 5.81%, (1 mo. USD LIBOR + 4.75%), 12/16/27		667	$ 654,619

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Trading Companies & Distributors (continued)
Electro Rent Corporation, Term Loan, 6.098%, (3 mo. USD LIBOR + 5.00%), 1/31/24		1,718	$ 1,696,480
Fly Funding II S.a.r.l., Term Loan, 7.012%, (3 mo. USD LIBOR + 6.00%), 10/8/25		482	483,800
Hillman Group, Inc. (The):
Term Loan, 2.827%, (1 mo. USD LIBOR + 2.75%), 7/14/28(10)		84	80,600
Term Loan, 3.711%, (1 mo. USD LIBOR + 2.75%), 7/14/28		351	334,959
Park River Holdings, Inc., Term Loan, 4.217%, (3 mo. USD LIBOR + 3.25%), 12/28/27		718	661,609
Patagonia Bidco Limited:
Term Loan, 5.94%, (SONIA + 5.00%), 11/1/28	GBP	1,142	1,376,447
Term Loan, 5.94%, (SONIA + 5.00%), 11/1/28	GBP	208	250,263
Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28		4,628	4,441,190
SRS Distribution, Inc.:
Term Loan, 4.00%, (SOFR + 3.50%, Floor 0.50%), 6/2/28		349	331,887
Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%), 6/2/28		1,166	1,111,280
TricorBraun Holdings, Inc., Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 3/3/28		795	755,168
			$ 12,178,302
Transportation Infrastructure — 0.4%
KKR Apple Bidco, LLC, Term Loan, 4.06%, (1 mo. USD LIBOR + 3.00%), 9/23/28		1,646	$ 1,581,411
			$ 1,581,411
Wireless Telecommunication Services — 0.5%
CCI Buyer, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/17/27		374	$ 359,187
Digicel International Finance Limited, Term Loan, 4.31%, (1 mo. USD LIBOR + 3.25%), 5/28/24		1,743	1,558,438
			$ 1,917,625
Total Senior Floating-Rate Loans (identified cost $579,564,770)			$ 550,033,120

Warrants — 0.0%
Security	Shares	Value
Leisure Goods/Activities/Movies — 0.0%
Cineworld Group PLC, Exp. 11/23/25(4)(5)	154,246	$ 0
		$ 0
Security	Shares	Value
Retailers (Except Food and Drug) — 0.0%
David’s Bridal, LLC, Exp. 11/26/22(3)(4)(5)	4,543	$ 0
		$ 0
Total Warrants (identified cost $0)		$ 0

Short-Term Investments — 1.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 0.71%(13)	4,301,950	$ 4,301,950
Total Short-Term Investments (identified cost $4,301,950)		$ 4,301,950
Total Investments — 158.6% (identified cost $648,165,805)		$ 610,890,351
Less Unfunded Loan Commitments — (0.3)%		$ (967,606)
Net Investments — 158.3% (identified cost $647,198,199)		$ 609,922,745
Notes Payable — (38.2)%		$ (147,000,000)
Variable Rate Term Preferred Shares, at Liquidation Value (net of unamortized deferred debt issuance costs) — (20.7)%		$ (79,946,199)
Other Assets, Less Liabilities — 0.6%		$ 2,318,935
Net Assets Applicable to Common Shares — 100.0%		$ 385,295,481
The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At May 31, 2022, the aggregate value of these securities is $42,956,683 or 11.1% of the Trust's net assets applicable to common shares.
(2)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2022.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(4)	Non-income producing security.
(5)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(6)	Restricted security (see Note 7).
(7)	Amount is less than 0.05%.

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

(8)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(9)	The stated interest rate represents the weighted average interest rate at May 31, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(10)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At May 31, 2022, the total value of unfunded loan commitments is $926,835. See Note 1F for description.
(11)	This Senior Loan will settle after May 31, 2022, at which time the interest rate will be determined.
(12)	Fixed-rate loan.
(13)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of May 31, 2022.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	3,492,716	USD	3,661,513	Standard Chartered Bank	6/2/22	$ 88,093	$ —
EUR	12,457,607	USD	13,345,211	Standard Chartered Bank	6/2/22	28,652	—
USD	826,841	EUR	774,576	Bank of America, N.A.	6/2/22	—	(4,705)
USD	2,917,081	EUR	2,718,141	HSBC Bank USA, N.A.	6/2/22	—	(978)
USD	13,158,568	EUR	12,457,607	Standard Chartered Bank	6/2/22	—	(215,296)
EUR	4,862,857	USD	5,225,633	JPMorgan Chase Bank, N.A.	6/30/22	2,224	—
GBP	103,313	USD	130,361	JPMorgan Chase Bank, N.A.	6/30/22	—	(162)
USD	4,306,547	EUR	4,011,172	Bank of America, N.A.	6/30/22	—	(5,699)
USD	2,100,076	EUR	1,887,045	Standard Chartered Bank	6/30/22	71,392	—
USD	1,997,943	EUR	1,788,258	State Street Bank and Trust Company	6/30/22	75,462	—
USD	1,854,249	EUR	1,660,600	State Street Bank and Trust Company	6/30/22	69,007	—
USD	1,997,104	EUR	1,796,467	State Street Bank and Trust Company	6/30/22	65,796	—
USD	1,682,981	EUR	1,509,636	State Street Bank and Trust Company	6/30/22	60,034	—
USD	861,016	EUR	814,292	State Street Bank and Trust Company	6/30/22	—	(14,396)
USD	81,647	GBP	64,919	Deutsche Bank AG	6/30/22	—	(166)
USD	1,220,686	GBP	929,063	State Street Bank and Trust Company	6/30/22	49,842	—
USD	1,263,603	GBP	966,003	State Street Bank and Trust Company	6/30/22	46,205	—
USD	705,049	GBP	536,668	State Street Bank and Trust Company	6/30/22	28,718	—
EUR	2,718,141	USD	2,921,966	HSBC Bank USA, N.A.	7/5/22	975	—
USD	13,367,397	EUR	12,457,607	Standard Chartered Bank	7/5/22	—	(28,840)
EUR	1,164,239	USD	1,224,246	Bank of America, N.A.	7/29/22	29,404	—
EUR	4,862,857	USD	5,234,208	The Toronto-Dominion Bank	7/29/22	2,105	—
USD	1,158,300	EUR	1,097,990	Deutsche Bank AG	7/29/22	—	(24,013)
USD	4,313,060	EUR	4,011,172	HSBC Bank USA, N.A.	7/29/22	—	(6,161)
USD	130,117	EUR	122,889	State Street Bank and Trust Company	7/29/22	—	(2,209)
USD	829,396	EUR	774,576	State Street Bank and Trust Company	7/29/22	—	(4,666)
USD	1,158,887	EUR	1,097,990	State Street Bank and Trust Company	7/29/22	—	(23,426)
USD	2,153,572	EUR	2,029,439	State Street Bank and Trust Company	7/29/22	—	(31,723)
USD	2,258,424	EUR	2,127,725	State Street Bank and Trust Company	7/29/22	—	(32,706)

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,083,885	EUR	1,966,511	State Street Bank and Trust Company	7/29/22	$ —	$ (33,649)
USD	2,252,923	EUR	2,123,947	State Street Bank and Trust Company	7/29/22	—	(34,139)
						$617,909	$(462,934)
Abbreviations:
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Statement of Assets and Liabilities

May 31, 2022
Assets
Unaffiliated investments, at value (identified cost $642,896,249)	$ 605,620,795
Affiliated investment, at value (identified cost $4,301,950)	4,301,950
Cash	2,378,632
Foreign currency, at value (identified cost $1,946,257)	1,961,697
Interest and dividends receivable	2,871,593
Dividends receivable from affiliated investment	3,523
Receivable for investments sold	2,336,055
Receivable for open forward foreign currency exchange contracts	617,909
Prepaid upfront fees on notes payable and variable rate term preferred shares	270,933
Prepaid expenses	9,235
Total assets	$620,372,322
Liabilities
Notes payable	$ 147,000,000
Variable rate term preferred shares, at liquidation value (net of unamortized deferred debt issuance costs of $53,801)	79,946,199
Payable for investments purchased	6,390,196
Payable for open forward foreign currency exchange contracts	462,934
Payable to affiliates:
Investment adviser fee	396,068
Trustees' fees	5,338
Interest expense and fees payable	628,677
Accrued expenses	247,429
Total liabilities	$235,076,841
Net assets applicable to common shares	$385,295,481
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 290,904
Additional paid-in capital	466,834,966
Accumulated loss	(81,830,389)
Net assets applicable to common shares	$385,295,481
Common Shares Issued and Outstanding	29,090,415
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 13.24

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Statement of Operations

Year Ended
May 31, 2022
Investment Income
Dividend income	$ 697,946
Dividend income from affiliated investments	16,361
Interest and other income	30,542,985
Total investment income	$ 31,257,292
Expenses
Investment adviser fee	$ 4,902,662
Trustees’ fees and expenses	35,531
Custodian fee	188,996
Transfer and dividend disbursing agent fees	19,643
Legal and accounting services	173,662
Printing and postage	110,452
Interest expense and fees	4,080,905
Miscellaneous	80,388
Total expenses	$ 9,592,239
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 917
Total expense reductions	$ 917
Net expenses	$ 9,591,322
Net investment income	$ 21,665,970
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 311,231
Investment transactions - affiliated investment	(112)
Foreign currency transactions	(1,106,937)
Forward foreign currency exchange contracts	5,100,132
Net realized gain	$ 4,304,314
Change in unrealized appreciation (depreciation):
Investments	$ (40,732,328)
Foreign currency	130,613
Forward foreign currency exchange contracts	1,791,883
Net change in unrealized appreciation (depreciation)	$(38,809,832)
Net realized and unrealized loss	$(34,505,518)
Net decrease in net assets from operations	$(12,839,548)

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Statements of Changes in Net Assets

	Year Ended May 31,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 21,665,970	$ 28,607,220
Net realized gain (loss)	4,304,314	(22,957,216)
Net change in unrealized appreciation (depreciation)	(38,809,832)	84,695,789
Net increase (decrease) in net assets from operations	$ (12,839,548)	$ 90,345,793
Distributions to common shareholders	$ (24,895,091)	$ (29,220,085)
Tax return of capital to common shareholders	$ (3,656,110)	$ —
Capital share transactions:
Proceeds from shelf offering, net of offering costs (see Note 6)	$ 11,259,418	$ —
Reinvestment of distributions to common shareholders	590,888	—
Cost of shares repurchased in tender offer (see Note 6)	(165,754,367)	—
Net decrease in net assets from capital share transactions	$(153,904,061)	$ —
Net increase (decrease) in net assets	$(195,294,810)	$ 61,125,708
Net Assets Applicable to Common Shares
At beginning of year	$ 580,590,291	$ 519,464,583
At end of year	$ 385,295,481	$580,590,291

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Statement of Cash Flows

Year Ended
May 31, 2022
Cash Flows From Operating Activities
Net decrease in net assets from operations	$ (12,839,548)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(361,420,955)
Investments sold and principal repayments	613,750,624
Decrease in short-term investments, net	1,972,486
Net amortization/accretion of premium (discount)	(935,157)
Amortization of deferred debt issuance costs on variable rate term preferred shares	32,120
Amortization of prepaid upfront fees on notes payable and variable rate term preferred shares	427,996
Decrease in interest and dividends receivable	728,219
Increase in dividends receivable from affiliated investments	(2,990)
Increase in receivable for open forward foreign currency exchange contracts	(512,498)
Decrease in prepaid expenses	11,147
Decrease in payable for open forward foreign currency exchange contracts	(1,279,385)
Decrease in payable to affiliate for investment adviser fee	(1,325,469)
Decrease in payable to affiliate for Trustees' fees	(2,154)
Increase in interest expense and fees payable	141,886
Decrease in accrued expenses	(53,342)
Decrease in unfunded loan commitments	(834,500)
Net change in unrealized (appreciation) depreciation from investments	40,732,328
Net realized gain from investments	(311,119)
Net cash provided by operating activities	$ 278,279,689
Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$ (27,960,313)
Proceeds from shelf offering, net of offering costs	11,259,418
Repurchases of common shares in tender offer	(165,754,367)
Proceeds from notes payable	182,000,000
Repayments of notes payable	(285,000,000)
Payment of upfront fees on notes payable	(315,000)
Net cash used in financing activities	$(285,770,262)
Net decrease in cash*	$ (7,490,573)
Cash and restricted cash at beginning of year (including foreign currency)	$ 11,830,902
Cash at end of year (including foreign currency)	$ 4,340,329
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 590,888
Cash paid for interest and fees on borrowings and variable rate term preferred shares	3,793,903
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(8,368).

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended May 31,
	2022	2021	2020	2019	2018
Net asset value — Beginning of year (Common shares)	$ 14.560	$ 13.030	$ 15.210	$ 15.610	$ 15.570
Income (Loss) From Operations
Net investment income(1)	$ 0.705	$ 0.718	$ 0.843	$ 0.847	$ 0.792
Net realized and unrealized gain (loss)	(1.159)	1.545	(2.016)	(0.373)	0.076
Total income (loss) from operations	$ (0.454)	$ 2.263	$ (1.173)	$ 0.474	$ 0.868
Less Distributions to Common Shareholders
From net investment income	$ (0.804)	$ (0.733)	$ (1.007)	$ (0.874)	$ (0.828)
Tax return of capital	(0.126)	—	—	—	—
Total distributions to common shareholders	$ (0.930)	$ (0.733)	$ (1.007)	$ (0.874)	$ (0.828)
Premium from common shares sold through shelf offering (see Note 6)(1)	$ 0.009	$ —	$ —	$ —	$ —
Discount on tender offer (see Note 6)(1)	$ 0.055	$ —	$ —	$ —	$ —
Net asset value — End of year (Common shares)	$13.240	$14.560	$13.030	$15.210	$15.610
Market value — End of year (Common shares)	$12.280	$14.280	$11.240	$13.480	$14.850
Total Investment Return on Net Asset Value(2)	(2.81)%	18.25%	(7.36)%	3.77%	6.03%
Total Investment Return on Market Value(2)	(8.10)%	34.36%	(9.83)%	(3.32)%	3.67%

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Financial Highlights — continued

Selected data for a common share outstanding during the periods stated
	Year Ended May 31,
	2022	2021	2020	2019	2018
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$385,295	$580,590	$519,465	$606,408	$622,241
Ratios (as a percentage of average daily net assets applicable to common shares):†
Expenses excluding interest and fees	1.25%	1.33%	1.26%	1.28%	1.28%
Interest and fee expense(3)	0.92%	0.91%	1.79%	2.00%	1.52%
Total expenses	2.17%	2.24%	3.05%	3.28%	2.80%
Net investment income	4.91%	5.08%	5.85%	5.49%	5.09%
Portfolio Turnover	53%	32%	34%	24%	34%
Senior Securities:
Total notes payable outstanding (in 000’s)	$147,000	$250,000	$190,000	$248,000	$254,000
Asset coverage per $1,000 of notes payable(4)	$ 4,165	$ 3,642	$ 4,155	$ 3,768	$ 3,765
Total preferred shares outstanding	800	800	800	800	800
Asset coverage per preferred share(5)	$269,734	$275,936	$292,394	$284,880	$286,300
Involuntary liquidation preference per preferred share(6)	$100,000	$100,000	$100,000	$100,000	$100,000
Approximate market value per preferred share(6)	$100,000	$100,000	$100,000	$100,000	$100,000
(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.
(3)	Interest and fee expense relates to variable rate term preferred shares (see Note 2) and the notes payable (see Note 9).
(4)	Calculated by subtracting the Trust's total liabilities (not including the notes payable and preferred shares) from the Trust's total assets, and dividing the result by the notes payable balance in thousands.
(5)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 270%, 276%, 292%, 285% and 286% at May 31, 2022, 2021, 2020, 2019 and 2018, respectively.
(6)	Plus accumulated and unpaid dividends.
†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below.
	Year Ended May 31,
	2022	2021	2020	2019	2018
Expenses excluding interest and fees	0.84%	0.85%	0.81%	0.83%	0.83%
Interest and fee expense	0.62%	0.58%	1.16%	1.31%	1.00%
Total expenses	1.46%	1.43%	1.97%	2.14%	1.83%
Net investment income	3.32%	3.25%	3.79%	3.58%	3.33%

See Notes to Financial Statements.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.
The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Notes to Financial Statements — continued

type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of May 31, 2022, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At May 31, 2022, the Trust had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
2  Variable Rate Term Preferred Shares
Variable rate term preferred shares are a form of preferred shares that represent stock of the Trust. They have a par value of $0.01 per share and a liquidation preference of $100,000 per share.
On December 18, 2012, the Trust issued 800 shares of Series C-1 Variable Rate Term Preferred Shares (Series C-1 VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution. The Trust used the net proceeds from the issuance to enter into a series of transactions which resulted in a redemption and/or repurchase of its Auction Preferred Shares.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Notes to Financial Statements — continued

On September 30, 2016, the Series C-1 VRTP Shares were transferred to another large financial institution (the Assignee) as permitted by the Trust’s By-laws. The transferred Series C-1 VRTP Shares were then exchanged for an equal number of Series L-2 Variable Rate Term Preferred Shares (Series L-2 VRTP Shares), and the mandatory redemption date was extended to three years from the date of transfer. Effective January 24, 2019, the mandatory redemption date of the Series L-2 VRTP Shares was extended to January 24, 2024. Dividends on the Series L-2 VRTP Shares are determined each day based on a spread of 1.75% to three-month LIBOR. Such spread is determined based on the current credit rating of the Series L-2 VRTP Shares, which is provided by Moody’s Investors Service.
The Series L-2 VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The Series L-2 VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the Series L-2 VRTP Shares. Six months prior to the mandatory redemption date, the Trust is required to segregate in a liquidity account with its custodian investments equal to 110% of the Series L-2 VRTP Shares' redemption price, and over the six-month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the Series L-2 VRTP Shares. The holders of the Series L-2 VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the Series L-2 VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the Series L-2 VRTP Shares as a class have the right to elect a majority of the Board of Trustees.
For financial reporting purposes, the liquidation value of the Series L-2 VRTP Shares (net of unamortized deferred debt issuance costs) is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on Series L-2 VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations.
In connection with the transfer of the Series C-1 VRTP Shares to the Assignee on September 30, 2016, the Trust paid an upfront fee of $400,000 and debt issuance costs of $458,267. The Trust paid additional debt issuance costs of $52,580 in connection with the extension of the mandatory redemption date of the Series L-2 VRTP Shares. These amounts are being amortized to interest expense and fees through January 24, 2024. The unamortized amount of the debt issuance costs as of May 31, 2022 is presented as a reduction of the liability for variable rate term preferred shares on the Statement of Assets and Liabilities.
The carrying amount of the Series L-2 VRTP Shares at May 31, 2022 represents its liquidation value, which approximates fair value. If measured at fair value, the Series L-2 VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 11) at May 31, 2022. The average liquidation preference of the Series L-2 VRTP Shares during the year ended May 31, 2022 was $80,000,000.
3  Distributions to Shareholders and Income Tax Information
The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding variable rate term preferred shares. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to variable rate term preferred shareholders are accrued daily and payable quarterly. The dividend rate on the Series L-2 VRTP Shares at May 31, 2022 was 2.73%. The amount of dividends accrued and the average annual dividend rate of the Series L-2 VRTP Shares during the year ended May 31, 2022 were $1,673,525 and 2.09%, respectively.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared, including distributions on variable rate term preferred shares that are treated as interest expense for financial reporting purposes, for the years ended May 31, 2022 and May 31, 2021 was as follows:
	Year Ended May 31,
	2022	2021
Ordinary income	$26,568,616	$30,917,477
Tax return of capital	$ 3,656,110	$ —
During the year ended May 31, 2022, accumulated loss was decreased by $50,370 and paid-in capital was decreased by $50,370 due to differences between book and tax accounting, primarily for non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Notes to Financial Statements — continued

As of May 31, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (46,682,975)
Net unrealized depreciation	(34,767,365)
Distributions payable	(380,049)
Accumulated loss	$(81,830,389)
At May 31, 2022, the Trust, for federal income tax purposes, had deferred capital losses of $46,682,975 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at May 31, 2022, $3,672,282 are short-term and $43,010,693 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at May 31, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 644,824,221
Gross unrealized appreciation	$ 2,040,635
Gross unrealized depreciation	(36,942,111)
Net unrealized depreciation	$ (34,901,476)
4  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Trust. The investment adviser fee is computed at an annual rate of 0.75% of the Trust's average daily gross assets and is payable monthly. Gross assets, as defined in the Trust’s investment advisory agreement, means total assets of the Trust, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. Accrued expenses includes other liabilities other than indebtedness attributable to leverage. For the year ended May 31, 2022, the Trust's investment adviser fee amounted to $4,902,662.
Effective April 26, 2022, the Trust may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Trust is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Trust due to its investment in the Liquidity Fund. For the year ended May 31, 2022, the investment adviser fee paid was reduced by $917 relating to the Trust’s investment in the Liquidity Fund. Prior to April 26, 2022, the Trust may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.
During the year ended May 31, 2022, EVM reimbursed the Trust $3,991 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $343,948,617 and $608,558,100, respectively, for the year ended May 31, 2022.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Notes to Financial Statements — continued

6  Common Shares of Beneficial Interest and Shelf Offering
The Trust may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended May 31, 2022 were 40,777. There were no common shares issued by the Trust for the year ended May 31, 2021.
As announced on March 16, 2021, and further updated on May 12, 2021, the Trust’s Board of Trustees authorized an initial conditional cash tender offer (the “Initial Tender Offer”) by the Trust for up to 50% of its outstanding common shares at a price per share equal to 99% of the Trust’s net asset value (“NAV”) per share as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. On June 29, 2021, the Trust commenced a cash tender offer for up to 19,931,845 of its outstanding common shares. The tender offer expired at 5:00 P.M. Eastern Time on July 30, 2021. The number of shares properly tendered was 11,568,482. The purchase price of the properly tendered shares was equal to $14.3281 per share for an aggregate purchase price of $165,754,367.
In addition to the Initial Tender Offer, the Trust announced on May 12, 2021 that it will conduct cash tender offers in the fourth quarter of each of 2022, 2023 and 2024 (each, a “Conditional Tender Offer”) for up to 10% of the Trust’s then-outstanding common shares if, from January to August of the relevant year, the Trust’s shares trade at an average daily discount to NAV of more than 10%, based upon the Trust’s volume-weighted average market price and NAV on each business day during the period. If triggered, common shares tendered and accepted in a Conditional Tender Offer would be repurchased at a price per share equal to 98% of the Trust’s NAV as of the close of regular trading on the New York Stock Exchange on the date such Conditional Tender Offer expires.
Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 5,495,789 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the year ended May 31, 2022, the Trust sold 754,430 common shares and received proceeds (net of offering costs) of $11,259,418 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $277,162 for the year ended May 31, 2022. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that the sales commissions retained by EVD during the year ended May 31, 2022 were $22,746. During the year ended May 31, 2021, there were no shares sold by the Trust pursuant to its shelf offering.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended May 31, 2022 and May 31, 2021.
7  Restricted Securities
At May 31, 2022, the Trust owned the following securities which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.
Description	Date(s) of Acquisition	Shares	Cost	Value
Common Stocks
Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	758	$ 34,724	$ 0
Total Common Stocks			$34,724	$0
Convertible Preferred Stocks
Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	14	$ 14,000	$ 0
Total Convertible Preferred Stocks			$14,000	$0
Total Restricted Securities			$48,724	$0

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Notes to Financial Statements — continued

8  Financial Instruments
The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 2022 is included in the Portfolio of Investments. At May 31, 2022, the Trust had sufficient cash and/or securities to cover commitments under these contracts.
The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.
The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At May 31, 2022, the fair value of derivatives with credit-related contingent features in a net liability position was $462,934. At May 31, 2022, there were no assets pledged by the Trust for such liability.
The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust's net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at May 31, 2022 was as follows:
	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)
Forward foreign currency exchange contracts	$617,909	$(462,934)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Notes to Financial Statements — continued

The Trust's derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of May 31, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 29,404	$ (10,404)	$ —	$ —	$ 19,000
HSBC Bank USA, N.A.	975	(975)	—	—	—
JPMorgan Chase Bank, N.A.	2,224	(162)	—	—	2,062
Standard Chartered Bank	188,137	(188,137)	—	—	—
State Street Bank and Trust Company	395,064	(176,914)	(218,150)	—	—
The Toronto-Dominion Bank	2,105	—	—	—	2,105
	$617,909	$(376,592)	$(218,150)	$ —	$23,167

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America, N.A.	$ (10,404)	$ 10,404	$ —	$ —	$ —
Deutsche Bank AG	(24,179)	—	—	—	(24,179)
HSBC Bank USA, N.A.	(7,139)	975	—	—	(6,164)
JPMorgan Chase Bank, N.A.	(162)	162	—	—	—
Standard Chartered Bank	(244,136)	188,137	—	—	(55,999)
State Street Bank and Trust Company	(176,914)	176,914	—	—	—
	$(462,934)	$376,592	$ —	$ —	$(86,342)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended May 31, 2022 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$5,100,132	$1,791,883
(1)	Statement of Operations location: Net realized gain (loss) - Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) - Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended May 31, 2022, which is indicative of the volume of this derivative type, was approximately $72,150,000.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Notes to Financial Statements — continued

9  Revolving Credit and Security Agreement
The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $210 million ($290 million prior to September 29, 2021). Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 6, 2023, the Trust also pays a program fee of 0.90% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the unused portion of the total commitment under the Agreement. Program and liquidity fees for the year ended May 31, 2022 totaled $1,430,528 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Agreement on March 7, 2022, the Trust paid an upfront fee of $315,000, which is being amortized to interest expense over a period of one year through March 6, 2023. The unamortized balance at May 31, 2022 is approximately $241,000 and is included in prepaid upfront fees on notes payable and variable rate term preferred shares on the Statement of Assets and Liabilities. At May 31, 2022, the Trust had borrowings outstanding under the Agreement of $147,000,000 at an interest rate of 1.06%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2022 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at May 31, 2022. For the year ended May 31, 2022, the average borrowings under the Agreement and the average interest rate (excluding fees) were $131,498,630 and 0.31%, respectively.
10  Investments in Affiliated Funds
At May 31, 2022, the value of the Trust's investment in affiliated funds was $4,301,950, which represents 1.1% of the Trust's net assets applicable to common shares. Transactions in affiliated funds by the Trust for the year ended May 31, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$6,274,548	$465,416,000	$(471,690,436)	$ (112)	$ —	$ —	$ 12,416	—
Liquidity Fund	—	26,212,964	(21,911,014)	—	—	4,301,950	3,945	4,301,950
Total				$(112)	$ —	$4,301,950	$16,361
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At May 31, 2022, the hierarchy of inputs used in valuing the Trust's investments and open derivative instruments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 28,563,891	$ —	$ 28,563,891
Closed-End Funds	7,554,985	—	—	7,554,985
Common Stocks	1,412,655	1,354,601	957,985	3,725,241
Convertible Preferred Stocks	—	919	0	919
Corporate Bonds	—	16,710,245	—	16,710,245

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3*	Total
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$ —	$ 548,647,199	$ 418,315	$ 549,065,514
Warrants	—	0	0	0
Short-Term Investments	4,301,950	—	—	4,301,950
Total Investments	$13,269,590	$ 595,276,855	$1,376,300	$ 609,922,745
Forward Foreign Currency Exchange Contracts	$ —	$ 617,909	$ —	$ 617,909
Total	$13,269,590	$ 595,894,764	$1,376,300	$ 610,540,654
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (462,934)	$ —	$ (462,934)
Total	$ —	$ (462,934)	$ —	$ (462,934)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2022 is not presented.
12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Trust may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Credit Risk
The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
LIBOR Transition Risk
Certain instruments held by the Trust may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Trust's performance, or the performance of the securities in which the Trust invests.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Notes to Financial Statements — continued

13  Additional Information
On August 27, 2020, the Trust’s Board of Trustees (the “Board”) received a shareholder demand letter from counsel to Saba Capital Master Fund, Ltd., a hedge fund (“Saba”). Saba also filed claims against the Trust in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Trust and certain of its affiliates, the Trust’s adviser, and the Board, following the implementation by the Trust of by-law amendments that (i) require trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected and (ii) establish certain requirements related to shares obtained in “control share” acquisitions. With respect to the Trust, Saba seeks rescission of these bylaw provisions and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims. While management of the Trust is unable to predict the outcome of this matter, it does not believe the outcome would result in the payment of any monetary damages by the Trust.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of May 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of May 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
July 18, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended May 31, 2022, the Trust designates approximately $81,296, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended May 31, 2022, the Trust designates 94.67% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on March 17, 2022. The following action was taken by the shareholders:
Proposal 1: The election of Mark R. Fetting, Valerie A. Mosley, Helen Frame Peters and Marcus L. Smith as Class III Trustees of the Trust for a three-year term expiring in 2025.
The following votes were cast by the Trust's common and VRTP shareholders, voting together as a single class:
	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	23,221,548	200,637
Helen Frame Peters	23,167,645	254,540
Marcus L. Smith	23,208,670	213,515
The following votes were cast by the Trust’s VRTP shareholders, voting separately as a single class:
	Number of Shares
Nominee for Trustee	For	Withheld
Valerie A. Mosley	800	0

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Floating-Rate Income Trust
c/o American Stock Transfer & Trust Company, LLC
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Management and Organization

Fund Management. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 137 funds (with the exception of Ms. Wiser who oversees 136 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Class I Trustee	Until 2023. 3 years. since 2007.	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Fund, and his former position with EVC, which was an affiliate of the Fund prior to March 1, 2021.
Other Directorships. Formerly, Director of EVC (2012-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Mark R. Fetting 1954	Class III Trustee	Until 2025. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Class I Trustee	Until 2023. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman(1) 1952	Chairperson of the Board and Class II Trustee	Until 2024. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley(1) 1960	Class III Trustee	Until 2025. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
Keith Quinton 1958	Class II Trustee	Until 2024. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2025. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class II Trustee	Until 2024. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Class I Trustee	Until 2023. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(2) 1967	Class I Trustee	Until 2023. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Floating-Rate Income Trust
May 31, 2022
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012- 2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Preferred shares Trustee.
(2) Ms. Wiser began serving as a Trustee effective April 4, 2022.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program. The Fund's Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund's repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund's annual and semi-annual reports to shareholders.
Additional Notice to Shareholders. If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information. Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts”.

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110

2224    5.31.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2021 and May 31, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods

Eaton Vance Floating-Rate Trust Income

Fiscal Years Ended	5/31/21	5/31/22
Audit Fees	$105,875	$101,550
Audit-Related Fees(1)	$0	$20,000
Tax Fees(2)	$18,904	$18,954
All Other Fees(3)	$0	$0

Total	$124,779	$140,504

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s Revolving Credit and Security Agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2021 and May 31, 2022; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/21	5/31/22
Registrant	$18,904	$38,954
Eaton Vance(1)	$150,300	$51,800

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Sarah A. Choi, Ralph H. Hinckley, Jr., Catherine C. McDermott, Daniel P. McElaney and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Hinckley is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Messrs. McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Fund since March 2019. Ms. Choi is a Vice President of EVM and has been a portfolio manager of the Fund since July 2022. Messrs. Hinckley and Sveen and Ms. McDermott have managed other Eaton Vance funds for more than five years. Ms. Choi has been employed by EVM since October 2019 and manages other Eaton Vance funds. Prior to joining Eaton Vance, Ms. Choi worked as a Senior Credit Analyst at Apex Credit Partners from 2014 to 2019. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Sarah A. Choi(1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ralph H. Hinckley, Jr.(2)
Registered Investment Companies	6	$42,368.1	0	$0
Other Pooled Investment Vehicles	3	$5,089.5	0	$0
Other Accounts	2	$953.6	0	$0

Catherine C. McDermott
Registered Investment Companies	7	$4,472.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Daniel P. McElaney
Registered Investment Companies	4	$1,704.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Andrew N. Sveen(2)
Registered Investment Companies	12	$44,990.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

(1)	As of May 31, 2022. Ms. Choi became a portfolio manager effective July 1, 2022.
(2)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Sarah A. Choi(1)	None
Ralph H. Hinckley, Jr.	$10,001 – $50,000
Catherine C. McDermott	None
Daniel P. McElaney	None
Andrew N. Sveen	None

(1)	As of May 31, 2022. Ms. Choi became a portfolio manager effective July 1, 2022.

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)	When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance

Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	July 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 22, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	July 22, 2022